Filed with the Securities and Exchange Commission on July 28, 2006

                                                      1993 Act File No. 33-32476
                                                      1940 Act File No. 811-5970

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 37
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 38
                                              --

                               Cash Account Trust
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois, 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

       John Millette, Secretary                      With a copy to:
          Cash Account Trust                        Deborah B. Eades
       222 South Riverside Plaza                     David A. Sturms
     Chicago, Illinois 60606-5808        Vedder, Price, Kaufman & Kammholz, P.C.
(Name and Address of Agent for Service)         222 North LaSalle Street
                                                  Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/X/   On August 1, 2006 pursuant to paragraph (b)
/_/   On __________________ pursuant to paragraph (a)(1)
/_/   On __________________ pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

This post-effective amendment contains the prospectuses and statements of additional information relating to the classes of the following series of the registrant:

o   Government & Agency Securities Portfolio - Premier Money Market Shares
o   Government & Agency Securities Portfolio - Service Shares
o   Government & Agency Securities Portfolio - Capital Assets Funds Shares
o   Government & Agency Securities Portfolio - Davidson Cash Equivalent Shares
o   Government & Agency Securities Portfolio - Davidson Cash Equivalent Plus Shares
o   Tax-Exempt Portfolio - Premier Money Market Shares
o   Tax-Exempt Portfolio - Service Shares
o   Tax-Exempt Portfolio - Capital Assets Funds Shares
o   Tax-Exempt Portfolio - Tax-Exempt Cash Managed Shares
o   Tax-Exempt Portfolio - DWS Tax-Exempt Cash Institutional Shares
o   Tax-Exempt Portfolio - Davidson Cash Equivalent Shares
o   Money Market Portfolio - Capital Assets Fund Shares
o   Money Market Portfolio - Capital Assets Funds Preferred Shares
o   Money Market Portfolio - Premium Reserve Money Market Shares
o   Money Market Portfolio - Premier Money Market Shares
o   Money Market Portfolio - Institutional Money Market Shares
o   Money Market Portfolio - Institutional Select Money Market Shares
o   Money Market Portfolio - Service Shares
o   Money Market Portfolio - Davidson Cash Equivalent Shares
o   Money Market Portfolio - Davidson Cash Equivalent Plus Shares

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the registrant's other series or classes.

                                 AUGUST 1, 2006

                                   PROSPECTUS

                                ----------------

                              TAX-EXEMPT PORTFOLIO


--------------------------------------------------------------------------------


                         Tax-Exempt Cash Managed Shares
                                    Fund #248








As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                          ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                           Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents


TAX-EXEMPT PORTFOLIO -- TAX-EXEMPT CASH MANAGED SHARES


How the Portfolio Works                      How to Invest in the Portfolio

  3  The Portfolio's Main Investment          15  Policies You Should Know About
     Strategy
                                              17  How to Buy Shares
  5  The Main Risks of Investing in
     the Portfolio                            18  How to Sell Shares

  7  The Portfolio's Performance              25  Understanding Distributions
     History                                      and Taxes

  8  How Much Investors Pay

  9  Other Policies and Risks

 10  Who Manages and Oversees
     the Portfolio

 14  Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL TXMXX

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Managed Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Managed Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Managed Shares' taxable equivalent yield was 4.58%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.


The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      3.79
2001      2.43
2002      1.01
2003      0.60
2004      0.87

2005      2.02




2006 total return as of June 30: 1.42%


For the periods included in the bar chart:


Best Quarter: 0.99%, Q4 2000            Worst Quarter: 0.11%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------


          1 Year                     5 Years              Since Inception*
--------------------------------------------------------------------------------

          2.02%                      1.38%                     1.82%
--------------------------------------------------------------------------------


*    Commencement of operations was on November 17, 1999.


For more recent Managed Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Managed Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                                     None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                           0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         0.15
--------------------------------------------------------------------------------
Other Expenses*                                          0.12
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**              0.43
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare this portfolio's Managed Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------

        $44                 $138                 $241                $542
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


o A complete list of the portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio


The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, 10154 makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


The advisor receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/ regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- Managed Shares


--------------------------------------------------------------------------------
Years Ended April 30,                 2006     2005     2004     2003      2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 1.00  $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Net investment income                  .024    .012     .006     .009       .02
--------------------------------------------------------------------------------
Less distributions from net           (.024)  (.012)   (.006)   (.009)     (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of period       $ 1.00  $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                       2.41    1.20^a    .56      .91      1.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period               248     417      417      259       195
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                   .43     .43      .43      .49       .45
--------------------------------------------------------------------------------
Ratio of net investment income (%)     2.39    1.16      .62      .91      1.71
--------------------------------------------------------------------------------

^a Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.


Keep in mind that the information in this prospectus applies only to the portfolio's Managed Shares. The portfolio has five other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan


The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Tax-Exempt Cash Managed Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.15% of the portfolio's average daily net assets attributable to Tax-Exempt Cash Managed Shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares

Use these instructions to make investments.

Buying shares    First investment                   Additional investments
--------------------------------------------------------------------------------
                 $100,000 or more for all accounts  o $1,000 or more for regular accounts

                                                    o $100 or more for IRAs

                                                    o $50 or more with an
                                                      automatic investment plan
--------------------------------------------------------------------------------
By wire          o Call (800) 537-3177 to open an   o Instruct the wiring bank
                   account and get an account         to transmit the specified
                   number                             amount to UMB Bank, N.A.
                                                      with the information
                 o Please contact your financial      stated to the left.
                   advisor for more instructions
                   on purchase orders.

                 o Complete a purchase application
                   and send it to us at the
                   address below
--------------------------------------------------------------------------------
By mail or       o Fill out and sign a purchase     o Send a check and a letter
express mail       application                        with your name, account
(see below)                                           number, the full name of
                 o Send it to us at the address       the portfolio and class,
                   below, along with an investment    and your investment
                   check made out to "Tax-Exempt      instructions to us at the
                   Portfolio"                         address below
--------------------------------------------------------------------------------
With an          --                                  o To set up regular
automatic                                             investments, call
investment plan                                       (800) 537-3177
--------------------------------------------------------------------------------
Regular,         DWS Scudder Investments Service Company, Institutional Funds
express,         Client Services
registered, or   222 South Riverside Plaza
certified mail:  Chicago, IL 60606
--------------------------------------------------------------------------------

E-Mail address:  ifunds@dws.com
--------------------------------------------------------------------------------

How to Sell Shares


Use these instructions to sell shares in your account.


Selling shares
--------------------------------------------------------------------------------
By Expedited       If Expedited Redemption Service has been elected on the
Redemption Service Purchase Application on file with the transfer agent,
                   redemption of shares may be requested   by:

                   o telephoning Client Services at (800) 537-3177
--------------------------------------------------------------------------------
By mail or         Write a letter that includes:
express mail
                   o the portfolio, class, and account number from which you
                     want to sell shares

                   o the dollar amount or number of shares you want to sell

                   o your name(s), signature(s), and address, as they appear on your account

                   o a daytime telephone number

                   Mail the letter to:

                     DWS Scudder Investments Service Company
                     Institutional Funds Client Services
                     222 South Riverside Plaza
                     Chicago, IL 60606
--------------------------------------------------------------------------------
By phone           o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------
With an automatic  o To set up regular cash payments from your account, call
investment plan      (800) 537-3177
--------------------------------------------------------------------------------
Using Checkwriting o Call (800) 537-3177
--------------------------------------------------------------------------------

Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.


As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination, may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time for Tax-Exempt Portfolio will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sale of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 12:00 p.m. Eastern time will be processed that day, and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.


With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order. For other orders, money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days).In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power whenever exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:


                TOTAL ASSETS - TOTAL
                     LIABILITIES
             --------------------------------- = NAV
               TOTAL NUMBER OF SHARES
                     OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

Dividends from the portfolio are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that tax year.

For More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 730-1313.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Deutsche Asset Management Institutional Money Funds Web site at www.moneyfunds.deam-us.db.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 730-1313.



DWS Scudder                                       SEC
--------------------------------------------------------------------------------

Institutional Money Funds -- Client Services      100 F Street, N.E.
210 West 10th Street                              Washington, D.C. 20549
Kansas City, MO 64105-1614                        www.sec.gov
Email: ifunds@dws.com                             (800) SEC-0330
www.moneyfunds.deam-us.db.com
(800) 730-1313







Distributor
DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808                     SEC File Number:

                                           Cash Account Trust          811-5970





                                                             [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

                                    P R O S P E C T U S


                                    Service Shares


                                    Money Market Portfolio

                                    Government & Agency
                                    Securities Portfolio

                                    Tax-Exempt Portfolio



                                    Premier Money
                                    Market Shares



                                    Treasury Portfolio


                                    August 1, 2006



                                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


   How the Portfolios Work                              How to Invest in the Portfolios
     3  Money Market Portfolio                           27  Policies You Should Know About

     8  Government & Agency Securities Portfolio         33  Understanding Distributions and Taxes

    12  Tax-Exempt Portfolio

    17  Treasury Portfolio

    21  Other Policies and Risks

    21  Who Manages and Oversees the Portfolios

    25  Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL CSAXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Service Shares' 7-day yield was 3.32%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996      4.64
1997      4.80
1998      4.69
1999      4.38
2000      5.63
2001      3.33
2002      0.73
2003      0.18
2004      0.36


2005      2.27


2006 total return as of June 30: 1.85%


For the periods included in the bar chart:


Best Quarter: 1.46%, Q3 2000      Worst Quarter: 0.01%, Q4 2003




--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

              1 Year                5 Years             10   Years
--------------------------------------------------------------------------------

               2.27%               1.36%                   3.07%
--------------------------------------------------------------------------------


Total returns would have been lower if operating expenses hadn't been reduced.


For more recent Service Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)               None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                         0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               0.60
--------------------------------------------------------------------------------
Other Expenses*                                                        0.32
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                              1.08
--------------------------------------------------------------------------------
Expense Reimbursements**                                               0.08
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                        1.00
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years            10 Years
--------------------------------------------------------------------------------

     $102          $336         $588               $1,310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CAGXX

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.


Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Service Shares' 7-day yield was 3.32%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996      4.70
1997      4.79
1998      4.56
1999      4.21
2000      5.49
2001      3.18
2002      0.77
2003      0.15
2004      0.19

2005      2.23


2006 total return as of June 30: 1.85%


For the periods included in the bar chart:


Best Quarter: 1.43%, Q3 2000      Worst Quarter: 0.01%, Q2 2004



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

              1 Year                     5 Years                  10 Years
--------------------------------------------------------------------------------

               2.23%                      1.30%                   3.01%
--------------------------------------------------------------------------------


Total returns would have been lower if operating expenses hadn't been reduced.


For more recent Service Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)               None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                                          0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                0.60
--------------------------------------------------------------------------------
Other Expenses*                                                         0.30
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               1.06
--------------------------------------------------------------------------------
Expense Reimbursements**                                                0.06
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                         1.00
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years          10 Years
--------------------------------------------------------------------------------

     $102          $331         $579             $1,289
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act, as amended. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain tax issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History


The bar chart shows how the total returns for the portfolio's Service Shares would have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods have averaged out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Service Shares commenced operations on May 13, 2005. As of December 31, 2005, the portfolio's Service Shares 7-day yield was 2.40%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at
(800) 231-8568. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's DWS Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of Service Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000      3.23
2001      1.88
2002      0.45
2003      0.10
2004      0.26

2005      1.44


2006 total return as of June 30: 1.14%


For the periods included in the bar chart:


Best Quarter: 0.85%, Q4 2000     Worst Quarter: 0.01%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

              1 Year                   5 Years                  Since Inception*
--------------------------------------------------------------------------------

              1.44%                   0.82%                       1.25%
--------------------------------------------------------------------------------

* Commencement of operations for DWS Tax-Exempt Cash Institutional Shares was on November 17, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent Service Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)               None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                          0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                0.60
--------------------------------------------------------------------------------
Other Expenses*                                                         0.30
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               1.06
--------------------------------------------------------------------------------
Expense Reimbursement**                                                 0.06
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                         1.00
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



Example

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------

     $102          $331         $579           $1,289
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL IEXXX

Treasury Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.


While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:

o US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Premier Money Market Shares 7-day yield was 2.96%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2001      2.98
2002      0.82
2003      0.21
2004      0.36

2005      2.19


2006 total return as of June 30: 1.82%


For the period included in the bar chart:


Best Quarter: 1.21%, Q1 2001      Worst Quarter: 0.01%, Q1 2004



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
 -------------------------------------------------------------------------------


         1 Year                      5 Year                Since Inception*
--------------------------------------------------------------------------------
           2.19%                      1.30%                      1.81%
--------------------------------------------------------------------------------


*    Commencement of operations was on April 28, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.


For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)            None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                        0.15%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.75
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                             1.15
--------------------------------------------------------------------------------
Fee Waivers/Expense Reimbursements**                                  0.17
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                       0.98
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.978%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------

     $100          $349         $617           $1,382
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o Although major changes tend to be infrequent, Treasury Portfolio's Board could change the portfolio's investment goal without seeking shareholder approval.

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. For Treasury Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by treasury securities.


o A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                                0.16%
--------------------------------------------------------------------------------
Government & Agency Securities                        0.16%
Portfolio
--------------------------------------------------------------------------------
Tax-Exempt Portfolio                                  0.16%
--------------------------------------------------------------------------------
Treasury Portfolio                                    0.05%
--------------------------------------------------------------------------------

Each portfolio's shareholder report for the semiannual period ended October 31, 2005 (September 30, 2005 for Treasury Portfolio) contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreements (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolios. These investment professionals have a broad range of experience managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Service Shares


--------------------------------------------------------------------------------
 Years Ended April 30,    2006        2005        2004       2003        2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,       $  1.00    $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income     .029        .008       .0009        .005        .02
--------------------------------------------------------------------------------
Less distributions from  (.029)      (.008)     (.0009)      (.005)      (.02)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $ 1.00    $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)          2.97^a       .82^a       .10^a       .53       2.02^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of         882          .4           1           2      6,753
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses         1.08        1.07        1.05        1.20       1.18
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after   1.00        1.05        1.05        1.20       1.06
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment   2.99         .89         .11         .52       2.00
income (%)
--------------------------------------------------------------------------------

^a  Total return would have been lower had certain expenses not been reduced.


Government & Agency Securities Portfolio -- Service Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2006       2005        2004        2003       2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $  1.00    $  1.00     $  1.00     $  1.00    $  1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income      .029       .006       .0007        .006        .02
--------------------------------------------------------------------------------
Less distributions from   (.029)     (.006)     (.0007)      (.006)      (.02)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $  1.00    $  1.00     $  1.00     $  1.00    $  1.00
period
--------------------------------------------------------------------------------
Total Return (%)           2.95^a      .64^a       .07^a       .57       1.91^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           45         .3          .4           1        418
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses          1.06       1.32        1.31        1.07       1.05
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after    1.00       1.24        1.06        1.07       1.05
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment    2.94        .66         .07         .58       1.90
income (%)
--------------------------------------------------------------------------------

^a  Total return would have been lower had certain expenses not been reduced.

Tax-Exempt Portfolio -- Service Shares

--------------------------------------------------------------------------------
 Years Ended April 30,                                                  2006^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  1.00
--------------------------------------------------------------------------------
Net investment income                                                   .017
--------------------------------------------------------------------------------
Less distributions from net investment income                          (.017)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $  1.00
--------------------------------------------------------------------------------
Total Return (%)                                                        1.75^b**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    21
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.06*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      1.77*
--------------------------------------------------------------------------------

^a    For the period from May 18, 2005 (inception date) to April 30, 2006.

^b    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized


Treasury Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended March 31,            2006      2005      2004      2003      2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00
period
--------------------------------------------------------------------------------
  Net investment income           .027      .007      .001      .007       .02
--------------------------------------------------------------------------------
  Distributions from net         (.027)    (.007)    (.001)    (.007)     (.02)
    investment income
--------------------------------------------------------------------------------
Net asset value, end of period  $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00
--------------------------------------------------------------------------------
Total Return (%)                  2.71^a     .68^a     .10^a     .69^a    1.99
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          102        34        30        31        21
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before          1.15      1.25      1.28       .95       .93
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense    .98       .99       .98       .94       .93
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment           2.82^b     .66       .11       .73      2.16
income (%)
--------------------------------------------------------------------------------

^a    Total return would have been lower had certain expenses not been reduced.

^b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.


Because these portfolios are available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolios. Please note that a financial advisor may charge fees separate from those charged by the portfolios.


Keep in mind that the information in this prospectus applies only to the class disclosed in this prospectus. The Money Market Portfolio has eight other share classes; Tax-Exempt Portfolio has five other share classes; Government & Agency Securities Portfolio has four other share classes; and Treasury Portfolio has one other share class. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan


Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.60% of each portfolio's (0.25% for Treasury Portfolio) average daily net assets attributable to Service Shares and Premier Money Market Shares. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.


Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through your financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to a portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a portfolio, the size of the order submitted, general market conditions and the availability of investments for a portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.


The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when:
1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by each portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

o  Minimum investment with an automatic investment plan: $50

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of the portfolios has not approved any policies and procedures designed to limit this activity. However, each portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not offer share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed when exchanging or redeeming shares or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o for each portfolio, except Money Market Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of a portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

Each portfolio intends to distribute to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio and Treasury Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of a portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 730-1313.


Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 730-1313.



SEC
100 F Street, N.E.
Washington, D.C. 20549
www.sec.gov

(800) SEC-0330



SEC File Numbers:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

Investors Cash Trust                811-6103
Treasury Portfolio

                                  Capital Assets Funds Shares




                                                          P R O S P E C T U S

                                                          August 1, 2006



                                                          Money Market Portfolio

                                                          Government & Agency
                                                          Securities Portfolio

                                                          Tax-Exempt Portfolio


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


 How the Portfolios Work                              How to Invest in the Portfolios
   3  Money Market Portfolio                           24  Policies You Should Know About

   8  Government & Agency Securities Portfolio         28  Understanding Distributions and Taxes

  12  Tax-Exempt Portfolio

  17  Other Policies and Risks

  17  Who Manages and Oversees the Portfolios

  21  Financial Highlights


--------------------------------------------------------------------------------

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Capital Assets Funds Shares commenced operations on May 13, 2005. As of December 31, 2005, the portfolio's Capital Assets Funds Shares' 7-day yield was 3.33%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      5.62
2001      3.35
2002      0.88
2003      0.24
2004      0.44

2005      2.30


2006 total return as of June 30: 1.85%


For the periods included in the bar chart:


Best Quarter: 1.46%, Q3 2000     Worst Quarter: 0.03%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

              1 Year                 5 Years                  Since Inception*
--------------------------------------------------------------------------------

               2.30%                    1.44%                   2.41%
--------------------------------------------------------------------------------


* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.


ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)              None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                         0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               0.33
--------------------------------------------------------------------------------
Other Expenses*                                                        0.53
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                              1.02
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**                                    0.02
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                        1.00
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Capital Assets Funds Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years          10 Years
--------------------------------------------------------------------------------

     $102          $323         $561             $1,246
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Capital Assets Funds Shares commenced operations on May 13, 2005. As of December 31, 2005, the portfolio's Capital Assets Funds Shares' 7-day yield was 3.32%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's Premier Money Market Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2001      3.29
2002      0.90
2003      0.17
2004      0.37

2005      2.28


2006 total return as of June 30: 1.85%


For the periods included in the bar chart:


Best Quarter: 1.23%, Q1 2001      Worst Quarter: 0.02%, Q1 2004




--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------


          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           2.28%                      1.39%                      1.99%
--------------------------------------------------------------------------------


*  Commencement of operations for Premier Money Market Shares was on March 1,
   2000.

Total returns would have been lower if operating expenses hadn't been reduced.


ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)              None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                         0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               0.33
--------------------------------------------------------------------------------
Other Expenses*                                                        0.54
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                              1.03
--------------------------------------------------------------------------------
Expense Reimbursement**                                                0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                        1.00
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Capital Assets Funds Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years          10 Years
--------------------------------------------------------------------------------

     $102          $325         $566             $1,257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Capital Assets Funds Shares commenced operations on May 13, 2005. As of December 31, 2005, the portfolio's Capital Assets Funds Shares' 7-day yield was 2.40%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's DWS Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      3.23
2001      1.88
2002      0.45
2003      0.10
2004      0.26

2005      1.44


2006 total return as of June 30: 1.14%


For the periods included in the bar chart:


Best Quarter: 0.85%, Q4 2000      Worst Quarter: 0.01%, Q3 2003




--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

              1 Year                  5 Years                  Since Inception*
--------------------------------------------------------------------------------

               1.44%                   0.82%                   1.25%
--------------------------------------------------------------------------------

* Commencement of operations for Tax-Exempt Cash Institutional Shares was on November 17, 1999.


Total returns would have been lower if operating expenses hadn't been reduced.


ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)             None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                         0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               0.33
--------------------------------------------------------------------------------
Other Expenses*                                                        0.55
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                              1.04
--------------------------------------------------------------------------------
Expense Reimbursement**                                                0.04
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                        1.00
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Capital Assets Funds Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years         10 Years
--------------------------------------------------------------------------------

     $102          $327         $570            $1,267
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.


o A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:


--------------------------------------------------------------------------------
Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                                0.16%
--------------------------------------------------------------------------------
Government & Agency Securities                        0.16%
Portfolio
--------------------------------------------------------------------------------
Tax-Exempt Portfolio                                  0.16%
--------------------------------------------------------------------------------

Each portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.


Market timing related regulatory and litigation matters


Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).



Money Market Portfolio -- Capital Assets Funds Shares

--------------------------------------------------------------------------------
                                                                         2006^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
--------------------------------------------------------------------------------
Net investment income                                                    .026
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.026)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $   1.00
--------------------------------------------------------------------------------
Total Return (%)^c                                                       2.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    775
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.02*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       3.06*
--------------------------------------------------------------------------------

^a    For the period from June 15, 2005 (inception date) to April 30, 2006.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Government & Agency Securities Portfolio -- Capital Assets Funds Shares

--------------------------------------------------------------------------------
                                                                         2006^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
--------------------------------------------------------------------------------
Net investment income                                                    .026
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.026)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                       2.69**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     63
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.03*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       3.06*
--------------------------------------------------------------------------------

^a    For the period from June 15, 2005 (inception date) to April 30, 2006.

^b    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Tax-Exempt Portfolio -- Capital Assets Funds Shares

--------------------------------------------------------------------------------
                                                                         2006^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
--------------------------------------------------------------------------------
Net investment income                                                    .016
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.016)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                       1.63**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     30
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.04*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       1.85*
--------------------------------------------------------------------------------

^a    For the period from June 15, 2005 (inception date) to April 30, 2006.

^b    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

--------------------------------------------------------------------------------
How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolios. Please note that a financial advisor may charge fees separate from those charged by the portfolios.


Keep in mind that the information in this prospectus applies only to each portfolio's Capital Assets Funds Shares. The Money Market Portfolio has eight other share classes; Government & Agency Securities Portfolio has seven other share classes; and Tax-Exempt Portfolio has eight other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.


Rule 12b-1 Plan


Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for Capital Assets Funds Shares. Under the 12b-1 plan, each portfolio's Capital Assets Funds Shares pay an annual distribution fee, payable monthly, of 0.33% of the portfolio's average daily net assets attributable to Capital Assets Funds Shares. Because 12b-1 fees are paid out of each portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (888) 466-4250.

Policies about transactions


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wires that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Your financial institution may set its own minimum investments, although those set by each portfolio are $1,000 for the minimum initial investment.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, each portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not offer share certificates.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
             -------------------------------------------- = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o for Government & Agency Securities and Tax-Exempt Portfolios, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.


o each portfolio reserves the right at any time to waive or increase the minimum investment requirement or change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

Each portfolio intends to distribute to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of a portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, ADP Clearing and Outsourcing Services, Inc. or the SEC (see below). The SAI and Shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee.

SEC
100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov


SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

                Prospectus


                              August 1, 2006





                              Money Market Portfolio

                              Capital Assets Funds
                              Preferred Shares



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


CASH ACCOUNT TRUST

MONEY MARKET PORTFOLIO -- CAPITAL ASSETS FUNDS PREFERRED SHARES


   How the Portfolio Works                 How to Invest in the Portfolio

     3  The Portfolio's Main Investment     16  Policies You Should Know About
        Strategy
                                            21  Understanding Distributions
     5  The Main Risks of Investing in          and Taxes
        the Portfolio

     7  The Portfolio's Performance
        History

     9  How Much Investors Pay

    10  Other Policies and Risks

    10  Who Manages and Oversees
        the Portfolio

    15  Financial Highlights

--------------------------------------------------------------------------------
Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or


   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including assetbacked commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.


o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.


o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Capital Assets Funds Preferred Shares commenced operations on May 23, 2005. As of December 31, 2005, the portfolio's Capital Assets Funds Preferred Shares' 7-day yield was 3.73%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to May 23, 2005 are based on the historical performance of the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Preferred Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A
BAR CHART HERE

BAR CHART DATA:

2000      6.04
2001      3.76
2002      1.29
2003      0.64
2004      0.84
2005      2.71



2006 total return as of June 30: 2.06%


For the periods included in the bar chart:


Best Quarter: 1.56%, Q3 2000            Worst Quarter: 0.13%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

            1 Year                      5 Years              Since Inception*
--------------------------------------------------------------------------------

             2.71%                       1.84%                    2.83%
--------------------------------------------------------------------------------


* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.


ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Preferred Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Preferred Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                                 None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                        0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                              0.20
--------------------------------------------------------------------------------
Other Expenses*                                       0.28
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses             0.64
--------------------------------------------------------------------------------
Expense Reimbursement**                               0.04
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                       0.60
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Capital Assets Funds Preferred Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years            5 Years            10 Years
--------------------------------------------------------------------------------

         $61                 $201               $353                $795
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


o A complete list of the portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                   Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                            0.16%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds.

These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Capital Assets Funds Preferred Shares

--------------------------------------------------------------------------------
                                                                         2006^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $   1.00
--------------------------------------------------------------------------------
Net investment income                                                    .030
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.030)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $   1.00
--------------------------------------------------------------------------------
Total Return (%)c                                                        3.01**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   .074
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .64*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .60*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       2.61^d*
--------------------------------------------------------------------------------

^b    For the period from June 23, 2005 (inception date) to April 30, 2006.

^c    Total return would have been lower had certain expenses not been reduced.

^d Due to the timing of subscriptions and redemptions, the net investment income ratio shown does not correspond to the total return during the period.

*     Annualized

**    Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Capital Assets Funds Preferred Shares. The portfolio has eight other share classes which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan


The portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Capital Assets Funds Preferred Shares that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, the portfolio pays an annual distribution fee, payable monthly, of 0.20% of the portfolio's average daily net assets attributable to Capital Assets Funds Preferred Shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (888) 466-4250.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

There is no investment minimum for Capital Assets Funds Preferred Shares, however, your financial institution may set its own minimum investments.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.


Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not offer share certificates.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL
                      LIABILITIES
             -------------------------------- = NAV
                TOTAL NUMBER OF SHARES
                      OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.


o the portfolio reserves the right at any time to change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

                                   This page
                                  Intentionally
                                   left blank.

                                   This page
                                  Intentionally
                                   left blank.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, ADP Clearing and Outsourcing Services, Inc. or the SEC (see below). The SAI and Shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee.


SEC
100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov


SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio

                  Institutional Money
                  Market Shares


                                        P R O S P E C T U S

                                        August 1, 2006

                                        Money Market Portfolio


                                        As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


M O N E Y   M A R K E T   P O R T F O L I O  --  I N S T I T U T I O N A L
M O N E Y   M A R K E T   S H A R E S



How the Portfolio Works                      How to Invest in the Portfolio

  3  The Portfolio's Main Investment         13  Policies You Should Know About
     Strategy

  4  The Main Risks of Investing in the      18  Understanding Distributions and
     Portfolio                                   Taxes

  6  The Portfolio's Performance History

  7  How Much Investors Pay

  8  Other Policies and Risks

  8  Who Manages and Oversees the
     Portfolio

  12 Financial Highlights

--------------------------------------------------------------------------------
Money Market Portfolio                                       TICKER SYMBOL CXIXX


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Institutional Money Market Shares 7-day yield was 4.10%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000      6.42
2001      4.14
2002      1.65
2003      1.01
2004      1.21
2005      3.09


2006 total return as of June 30: 2.23%
For the periods included in the bar chart:
Best Quarter: 1.65%, Q3 2000                 Worst Quarter: 0.22%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------
          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           3.09%                      2.21%                      3.21%
--------------------------------------------------------------------------------



*    Inception date is January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.


To find out current Institutional Money Market Shares performance, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)                None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                       0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.01
--------------------------------------------------------------------------------
Other Expenses*                                                      0.07
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                          0.24
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver reimbursement may be terminated at any time at the option of the advisor.



--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Institutional Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $ 25          $ 77         $ 135                      $ 306
--------------------------------------------------------------------------------

Other Policies and Risks


While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

A complete list of the portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).


The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Institutional Shares
--------------------------------------------------------------------------------
 Years Ended April 30,     2006        2005        2004       2003        2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .037       .017        .009        .014        .03
--------------------------------------------------------------------------------
Less distributions from   (.037)     (.017)      (.009)      (.014)      (.03)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            3.76       1.69         .93       1.45^a      2.85^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           107         75         106         110        100
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .24        .24         .24         .31        .25
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .23        .24         .24         .25        .23
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     3.76       1.69         .92        1.44       2.83
income (%)
--------------------------------------------------------------------------------

^a Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------
How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.


Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.



Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Money Market Shares. The portfolio has eight other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan


The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Institutional Money Market Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of up to 0.075% of the portfolio's average daily net assets attributable to Institutional Money Market Shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business and organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although the minimum initial investment set by the portfolio is $250,000.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------    =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirement or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing



Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Deutsche Asset Management Institutional Money Funds Web site at www.moneyfunds.deam-us.db.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 537-3177.

SEC
100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov


SEC File Number
Cash Account Trust                  811-5970

        Institutional Select Money
        Market Shares


                                P R O S P E C T U S


                                August 1, 2006

                                Money Market Portfolio


                                As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


M O N E Y   M A R K E T   P O R T F O L I O  --  I N S T I T U T I O N A L
S E L E C T   M O N E Y   M A R K E T   S H A R E S



How the Portfolio Works                          How to Invest in the Portfolio

  3  The Portfolio's Main Investment         13  Policies You Should Know About
     Strategy

  4  The Main Risks of Investing in the      17  Understanding Distributions and
     Portfolio                                   Taxes

  6  The Portfolio's Performance History

  7  How Much Investors Pay

  8  Other Policies and Risks

  9  Who Manages and Oversees the
     Portfolio

  12 Financial Highlights

--------------------------------------------------------------------------------
Money Market Portfolio                                      TICKER SYMBOL CINXX


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Select Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Select Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Institutional Select Money Market Shares' 7-day yield was 4.15%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2003      1.07
2004      1.26
2005      3.16



2006 total return as of June 30: 2.26%
For the periods included in the bar chart:
Best Quarter: 0.98%, Q4 2005                 Worst Quarter: 0.23%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005          Institutional Shares
--------------------------------------------------------------------------------

                 1 Year                              Since Inception*
--------------------------------------------------------------------------------
                  3.16%                                    1.82%
--------------------------------------------------------------------------------


*    Inception date is December 2, 2002.


This waiver may be changed or terminated at any time without notice. To find out current Institutional Select Money Market Shares performance, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Select Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------


Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses*                                                           0.03
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               0.19
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Institutional Select Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $19                  $61                $107                $243
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


A complete list of the portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio


The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).


The portfolio managers


A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Institutional Select Money Market Shares
--------------------------------------------------------------------------------
 Years Ended April 30,                 2006        2005       2004       2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of      $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Net investment income                  .038        .017        .010       .005
--------------------------------------------------------------------------------
Less distributions from net          (.038)      (.017)      (.010)     (.005)
investment income
--------------------------------------------------------------------------------
Net asset value, end of period     $   1.00    $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)                       3.82        1.75         .99      .52**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             .0002        .001        .001       .001
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                   .19         .20         .18       .19*
--------------------------------------------------------------------------------
Ratio of net investment income (%)     3.80        1.73         .98      1.33*
--------------------------------------------------------------------------------

a For the period from December 2, 2002 (commencement of sales of Institutional Select Money Market Shares) to April 30, 2003.
*    Annualized
**   Not annualized

--------------------------------------------------------------------------------
How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.


Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.



Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Select Money Market Shares. The portfolio has eight other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time. As noted earlier, the portfolio seeks to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Telephone Transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 537-3177 at a later date.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557 Kansas City, MO 64121

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although the minimum initial investment set by the portfolio is $1,000,000.


Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------    =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirement or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing



Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Deutsche Asset Management Institutional Money Funds Web site at www.moneyfunds.deam-us.db.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 537-3177.

SEC
100 F Street, N.E.
Washington, DC 20549-0102
(800) SEC-0330
www.sec.gov



SEC File Number
Cash Account Trust                  811-5970

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 Premium Reserve Money Market Shares




                                    P R O S P E C T U S

                                    August 1, 2006



                                    Money Market Portfolio




                                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents
--------------------------------------------------------------------------------

MONEY  MARKET   PORTFOLIO  --  PREMIUM  RESERVE  MONEY  MARKET  SHARES



   How the Portfolio Works                    How to Invest in the Portfolio

     3  The Portfolio's Main Investment       13  Policies You Should Know About
        Strategy

     4  The Main Risks of Investing in the    18  Understanding Distributions
        Portfolio                                 and Taxes

     6  The Portfolio's Performance History

     7  How Much Investors Pay

     8  Other Policies and Risks

     9  Who Manages and Oversees the
        Portfolio

    12  Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CXPXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high-quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premium Reserve Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premium Reserve Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the portfolio's Premium Reserve Money Market Shares 7-day yield was 3.80%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
2000      5.96
2001      3.80
2002      1.30
2003      0.67
2004      0.91
2005      2.76



2006 total return as of June 30: 2.08%
For the periods included in the bar chart:
Best Quarter: 1.54%, Q3 ___2000              Worst Quarter: 0.14%, Q___3 2003



Average Annual Total Returns as of 12/31/2005


--------------------------------------------------------------------
           1 Year          5 Years       Since Inception*
--------------------------------------------------------------------
           2.76%            1.88%             2.84%
--------------------------------------------------------------------


*    Inception date is January 22, 1999.


To find out current Premium Reserve Money Market Shares performance, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premium Reserve Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)               None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                          0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.10
--------------------------------------------------------------------------------
Other Expenses*                                                         0.29
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                             0.55
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premium Reserve Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $56           $176         $307                       $689
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


A complete list of the portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).


The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Premium Reserve Money Market Shares
--------------------------------------------------------------------------------
 Years Ended April 30,     2006        2005        2004       2003        2002
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .034       .014        .006        .011        .03
--------------------------------------------------------------------------------
Less distributions from    (.034)     (.014)      (.006)      (.011)      (.03)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            3.44       1.36         .63        1.06       2.56
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           509        327         257         132        133
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)        .55        .56         .53         .58        .52
--------------------------------------------------------------------------------
Ratio of net investment     3.44       1.37         .63        1.12       2.54
income (%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.


Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Premium Reserve Money Market Shares. The portfolio has eight other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan


The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Premium Reserve Money Market Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.10% of the portfolio's average daily net assets attributable to Premium Reserve Money Shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions on purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In Case of Errors or Questions about Your Transactions or Pre-Authorized Transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.


The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although those set by the portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $50

o  Minimum investment with an automatic investment plan: $50

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------    =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 730-1313.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 730-1313.

SEC
100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov


SEC File Number
Cash Account Trust                  811-5970

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


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                                  intentionally
                                   left blank
                            (not part of prospectus)

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                                  intentionally
                                   left blank
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                                  intentionally
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



                                 AUGUST 1, 2006

                                   PROSPECTUS

                                ----------------


                             TAX-EXEMPT PORTFOLIO

--------------------------------------------------------------------------------

                   DWS Tax-Exempt Cash Institutional Shares
           (formerly Scudder Tax-Exempt Cash Institutional Shares)
                                  Fund #148


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                          ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                           Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents


TAX-EXEMPT PORTFOLIO -- TAX-EXEMPT CASH INSTITUTIONAL SHARES


How the Portfolio Works                      How to Invest in the Portfolio

  3  The Portfolio's Main Investment          15  Policies You Should Know About
     Strategy
                                              16  How to Buy Shares
  5  The Main Risks of Investing in
     the Portfolio                            17  How to Sell Shares

  7  The Portfolio's Performance              22  Understanding Distributions
     History                                      and Taxes

  8  How Much Investors Pay

  9  Other Policies and Risks

 10  Who Manages and Oversees
     the Portfolio

 14  Financial Highlights

--------------------------------------------------------------------------------
                                                           TICKER SYMBOL SCIXX

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Institutional Shares taxable equivalent yield was 4.91%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.


The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      4.06
2001      2.70
2002      1.26
2003      0.91
2004      1.06

2005      2.26


2006 total return as of June 30: 1.53%


For the periods included in the bar chart:


Best Quarter: 1.06%, Q4 2000            Worst Quarter: 0.19%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

          1 Year                     5 Years               Since Inception*
--------------------------------------------------------------------------------

           2.26%                      1.63%                      2.07%
--------------------------------------------------------------------------------


*    Commencement of operations was on November 17, 1999.


For more recent Institutional Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                                  None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                       0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                      None
--------------------------------------------------------------------------------
Other Expenses*                                       0.05
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**           0.21
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare this portfolio's Institutional Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years            5 Years            10 Years
--------------------------------------------------------------------------------

         $22                  $68               $118                $268
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:


o A complete list of the portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the

Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/ regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- DWS Tax-Exempt Cash Institutional Shares


--------------------------------------------------------------------------------
 Years Ended April 30,                2006     2005     2004     2003     2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period$ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Net investment income                 .026     .014     .009     .012       .02
--------------------------------------------------------------------------------
Less distributions from net          (.026)   (.014)   (.009)   (.012)     (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of period      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                      2.64     1.38^a    .86     1.17      1.98
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              370      413      331      284       202
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense       .21      .21      .20      .23       .21
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        .21      .20      .20      .23       .21
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)    2.61     1.38      .85     1.18      1.95
--------------------------------------------------------------------------------

^a Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.


Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Shares. The portfolio has five other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares


Use these instructions to make investments.

Buying shares     First investment                  Additional investments
--------------------------------------------------------------------------------
                  $1,000,000 or more for all        No minimum amount
                  accounts
--------------------------------------------------------------------------------
By wire           o Call (800) 537-3177 to open an  o Instruct the wiring bank
                    account and get an account        to transmit the specified
                    number                            amount to UMB Bank, N.A.
                                                      with the information
                  o Please contact your financial     stated to the left.
                    advisor for wire instructions
                    on purchase orders

                  o Complete a purchase
                    application and send it to us
                    at the address below
--------------------------------------------------------------------------------
By mail or        o Fill out and sign a purchase    o Send a check and a letter
express mail        application                       with your name, account
(see below)                                           number, the full name of
                  o Send it to us at the address      the portfolio and class,
                    below, along with an              and your investment
                    investment check made out to      instructions to us at the
                    "Tax-Exempt Portfolio"            address below
--------------------------------------------------------------------------------
Regular,          DWS Scudder Investments Service Company, Institutional Funds
express,          Client  Services
registered, or    222 South Riverside Plaza
certified mail:   Chicago, IL 60606
--------------------------------------------------------------------------------
E-Mail address:   ifunds@dws.com
--------------------------------------------------------------------------------

How to Sell Shares


Use these instructions to sell shares in your account.


Selling shares
--------------------------------------------------------------------------------
By Expedited       If Expedited Redemption Service has been elected on the
Redemption Service Purchase Application on file with the transfer agent,
                   redemption of shares may be requested   by:

                   o telephoning Client Services at (800) 537-3177
--------------------------------------------------------------------------------
By mail or         Write a letter that includes:
express mail
                   o the portfolio, class, and account number from which you
                     want to sell shares

                   o the dollar amount or number of shares you want to sell

                   o your name(s), signature(s), and address, as they appear on your account

                   o a daytime telephone number

                   Mail the letter to:

                     DWS Scudder Investments Service Company
                     Institutional Funds Client Services
                     222 South Riverside Plaza
                     Chicago, IL 60606
--------------------------------------------------------------------------------
By phone           o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------

Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.


As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sale of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 12:00 p.m. Eastern time will be processed that day and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order. Money from other orders is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL
                      LIABILITIES
             ---------------------------------   = NAV
                TOTAL NUMBER OF SHARES
                      OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimum at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing



Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

Dividends from the portfolio are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

For More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 730-1313, or contact DWS Scudder at the address listed below. The SAI and shareholder reports are also available through the Deutsche Asset Management Institutional Money Funds Web site at www.moneyfunds.deam-us.db.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS Scudder                                     SEC
--------------------------------------------------------------------------------
Institutional Money Funds -- Client Services    100 F Street, N.E.
210 West 10th Street                            Washington, D.C. 20549
Kansas City, MO 64105-1614                      www.sec.gov
E:mail: ifunds@dws.com                          (800) SEC-0330
www.moneyfunds.deam-us.db.com
(800) 730-1313



Distributor
DWS Scudder Distributors, Inc.               SEC File Number:
222 South Riverside Plaza
Chicago, IL 60606-5808                       Cash Account Trust         811-5970





                                                             [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

                                                Cash Account Trust

                                                Davidson Cash Equivalent Shares

                                                P R O S P E C T U S

                                                August 1, 2006




                                                Money Market Portfolio

                                                Government & Agency
                                                Securities Portfolio

                                                Tax-Exempt Portfolio





                                                As with all mutual funds, the
                                                Securities and Exchange
                                                Commission (SEC) does not
                                                approve or disapprove these
                                                shares or determine whether the
                                                information in this prospectus
                                                is truthful or complete. It is a
                                                criminal offense for anyone to
                                                inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


   How the Portfolios Work                              How to Invest in the Portfolios

     3  Money Market Portfolio                           24  Policies You Should Know About

     8  Government & Agency Securities Portfolio         28  Understanding Distributions and Taxes

    12  Tax-Exempt Portfolio

    17  Other Policies and Risks

    18  Who Manages and Oversees the Portfolios

    21  Financial Highlights


--------------------------------------------------------------------------------

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor. Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high-quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Davidson Cash Equivalent Shares commenced operations on September 27, 2004. As of December 31, 2005, the portfolio's Davidson Cash Equivalent Shares 7-day yield was 3.33%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000      5.56
2001      3.29
2002      0.82
2003      0.18
2004      0.41
2005      2.36


2006 total return as of June 30: 1.86%


For the periods included in the bar chart:


Best Quarter: 1.45%, Q3 2000                 Worst Quarter: 0.01%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------


          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           2.36%                      1.40%                      2.37%
--------------------------------------------------------------------------------


* Commencement of operations was on September 27, 2004.

Total returns would have been lower if operating expenses hadn't been reduced.


D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                  0.30
--------------------------------------------------------------------------------
Other Expenses*                                                           0.56
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               1.02
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------

        $104                 $325                $563               $1,248
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Davidson Cash Equivalent Shares commenced operations on September 27, 2004. As of December 31, 2005, the portfolio's Davidson Cash Equivalent Shares 7-day yield was 3.33%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Premier Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.



--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



2001      3.25
2002      0.87
2003      0.14
2004      0.36
2005      2.34


2006 total return as of June 30: 1.85%


For the periods included in the bar chart:


Best Quarter: 1.22%, Q1 2001                 Worst Quarter: 0.01%, Q1 2004



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------


          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           2.34%                      1.39%                      1.98%
--------------------------------------------------------------------------------


* Commencement of operations was on September 27, 2004.

Total returns would have been lower if operating expenses hadn't been reduced.


D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                  0.30
--------------------------------------------------------------------------------
Other Expenses*                                                           0.60
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               1.06
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------

        $108                 $337                $585               $1,294
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor. Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Davidson Cash Equivalent Shares commenced operations on September 27, 2004. As of December 31, 2005, the portfolio's Davidson Cash Equivalent Shares 7-day yield was 2.55%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Shares.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



2000      3.17
2001      1.82
2002      0.39
2003      0.04
2004      0.23
2005      1.60


2006 total return as of June 30: 1.21%


For the periods included in the bar chart:


Best Quarter: 0.84%, Q4 2000                 Worst Quarter: 0.01%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------


          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           1.60%                      0.81%                      1.23%
--------------------------------------------------------------------------------


* Commencement of operations was on September 27, 2004.

Total returns would have been lower if operating expenses hadn't been reduced.


D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------

Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                  0.30
--------------------------------------------------------------------------------
Other Expenses*                                                           0.43
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                 0.89
--------------------------------------------------------------------------------
Expense Reimbursement**                                                   0.04
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                           0.85
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.


** Through July 31, 2007, the portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Shares, have contractually agreed to waive or reimburse certain operating expenses in order to maintain portfolio expenses at 0.85% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Davidson Cash Equivalent Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------

         $87                 $280                $489               $1,092
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.


o A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios


The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio            0.16%
--------------------------------------------------------------------------------
Government & Agency Securities    0.16%
Portfolio
--------------------------------------------------------------------------------
Tax-Exempt Portfolio              0.16%
--------------------------------------------------------------------------------

Each portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance for the most recent fiscal period. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Davidson Cash Equivalent Shares


--------------------------------------------------------------------------------
                                                               2006      2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $   1.00   $  1.00
--------------------------------------------------------------------------------
Net investment income                                          .030      .008
--------------------------------------------------------------------------------
Less distributions from net investment income                 (.030)    (.008)
--------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00   $  1.00
--------------------------------------------------------------------------------
Total Return (%)^c                                             3.00       .82**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          378        316
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.02      1.01*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .97       .95*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             3.02      1.48*
--------------------------------------------------------------------------------

^a For the period from September 27, 2004 (commencement of operations) to April 30, 2005.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Government & Agency Securities Portfolio -- Davidson Cash Equivalent Shares


--------------------------------------------------------------------------------
                                                              2006        2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income                                          .029       .008
--------------------------------------------------------------------------------
Less distributions from net investment income                (.029)      (.008)
--------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)^c                                             2.98        .80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          225        231
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.06       1.03*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .97        .95*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             2.97       1.46*
--------------------------------------------------------------------------------

^a For the period from September 27, 2004 (commencement of operations) to April 30, 2005.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Tax-Exempt Portfolio -- Davidson Cash Equivalent Shares


--------------------------------------------------------------------------------
                                                              2006        2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income                                          .020       .006
--------------------------------------------------------------------------------
Less distributions from net investment income                (.020)      (.006)
--------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                             1.98        .58**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           51         34
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .89        .88*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .85        .85*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             1.97      1.03*
--------------------------------------------------------------------------------

^a For the period from September 28, 2004 (commencement of operations) to April 30, 2005.

^b    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial institution.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolios. Please note that a financial advisor may charge fees separate from those charged by the portfolios.


Keep in mind that the information in this prospectus applies only to each portfolio's Davidson Cash Equivalent Shares. The Money Market Portfolio has eight other share classes; Government & Agency Securities Portfolio has seven other share classes; and Tax-Exempt Portfolio has eight other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.


Rule 12b-1 Plan


Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.30% of each portfolio's average daily net assets attributable to Davidson Cash Equivalent Shares. Because 12b-1 fees are paid out of each portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 332-5915.

Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


As noted earlier, each portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.


Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.


As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that checks must be written for a minimum of $250 and you should not write checks for more than $5,000,000. Note as well that we cannot honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.


Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Your financial institution may set its own minimum investments, although those set by each portfolio are $1,000 for the minimum initial investment.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not offer share certificates.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o for Government & Agency Securities and Tax-Exempt Portfolios, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.


o each portfolio reserves the right at any time to waive or increase the minimum investment requirement or change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.



Understanding Distributions and Taxes

Each portfolio intends to distribute to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares (at NAV).

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, D.A. Davidson & Co. or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee.



SEC


100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov



SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

                        Cash Account Trust

                                     Davidson Cash Equivalent Plus Shares


                                     P R O S P E C T U S

                                     August 1, 2006

                                     Money Market Portfolio

                                     Government & Agency Securities
                                     Portfolio


                                     As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents



   How the Portfolios Work                    How to Invest in the Portfolios

     3  Money Market Portfolio                18  Policies You Should Know About

     8  Government & Agency Securities        23  Understanding Distributions
        Portfolio                                 and Taxes

    12  Other Policies and Risks

    13  Who Manages and Oversees the
        Portfolios

    16  Financial Highlights

--------------------------------------------------------------------------------
Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital. The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.


o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);
   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);
   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or
   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buy securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


The Davidson Cash Equivalent Plus Shares commenced operations on September 28, 2004. As of December 31, 2005, the portfolio's Davidson Cash Equivalent Plus Shares 7-day yield was 3.48%. In the bar chart and table, the performance figures prior to September 28, 2004 are based on the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Plus shares. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.



Annual Total Return (%) as of 12/31


2000      5.71
2001      3.44
2002      0.97
2003      0.33
2004      0.56
2005      2.51

2006 total return as of June 30: 1.93%
For the periods included in the bar chart:
Best Quarter: 1.48%, Q3 2000                    Worst Quarter: 0.05%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------
          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           2.51%                      1.56%                      2.53%
--------------------------------------------------------------------------------


* Commencement of operations was on September 28, 2004.

Total returns would have been lower if operating expenses hadn't been reduced.


D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Plus Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Plus Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           0.43
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               0.84
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.


** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Plus Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Plus Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $86                 $268                $466               $1,037
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.


The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History


The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Davidson Cash Equivalent Plus Shares 7-day yield was 3.47%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31
--------------------------------------------------------------------------------


2005      2.49

2006 total return as of June 30: 1.93%
For the periods included in the bar chart:
Best Quarter: 0.81%, Q4 2005                    Worst Quarter: 0.42%, Q1 2005

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------
                 1 Year                              Since Inception*
--------------------------------------------------------------------------------
                  2.49%                                    2.24%
--------------------------------------------------------------------------------


* Commencement of operations was on September 28, 2004.

Total returns would have been lower if operating expenses hadn't been reduced.


D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Plus Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Plus Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           0.44
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               0.85
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Plus Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Plus Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $87                 $271                $471               $1,049
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.


o A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:


--------------------------------------------------------------------------------
Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                                 0.16%
--------------------------------------------------------------------------------
Government & Agency Securities Portfolio                               0.16%
--------------------------------------------------------------------------------

Each portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).


The portfolio managers


A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/ regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance for the most recent fiscal period. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Davidson Cash Equivalent Plus Shares


--------------------------------------------------------------------------------
                                                               2006      2005^b
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $   1.00   $  1.00
--------------------------------------------------------------------------------
Net investment income                                          .031      .009
--------------------------------------------------------------------------------
Less distributions from net investment income                (.031)     (.009)
--------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00   $  1.00
--------------------------------------------------------------------------------
Total Return (%)^c                                             3.15       .90**
--------------------------------------------------------------------------------


Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          150       109
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .84       .82*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .82       .80*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             3.17      1.63*
--------------------------------------------------------------------------------

b For the period from September 28, 2004 (commencement of operations) to April 30, 2005.
c    Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

Government & Agency Securities Portfolio -- Davidson Cash Equivalent Plus Shares

--------------------------------------------------------------------------------
                                                               2006      2005^b
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $   1.00   $  1.00
--------------------------------------------------------------------------------
Net investment income                                          .031      .009
--------------------------------------------------------------------------------
Less distributions from net investment income                (.031)     (.009)
--------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00   $  1.00
--------------------------------------------------------------------------------
Total Return (%)^c                                             3.14       .87**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          106        86
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .85       .82*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .82       .80*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             3.12      1.62*
--------------------------------------------------------------------------------

b For the period from October 4, 2004 (commencement of operations) to April 30, 2005.
c    Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

--------------------------------------------------------------------------------
How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial institution.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolios. Please note that a financial advisor may charge fees separate from those charged by the portfolios.


Keep in mind that the information in this prospectus applies only to each portfolio's Davidson Cash Equivalent Plus Shares. The Money Market Portfolio has eight other share classes and Government & Agency Securities Portfolio has seven other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan


Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.25% of each portfolio's average daily net assets attributable to Davidson Cash Equivalent Plus Shares. Because 12b-1 fees are paid out of each portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 332-5915.

Policies about transactions


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.


As noted earlier, each portfolio expects to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you receive written notification.


The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that checks must be written for a minimum of $250 and you should not write checks for more than $5,000,000. Note as well that we cannot honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.


The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Your financial institution may set its own minimum investments, although those set by each portfolio are $10,000 for the minimum initial investment.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolios has not approved any policies and procedures designed to limit this activity. However, each portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


We do not offer share certificates.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------    =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o for Government & Agency Securities Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less


o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.


o each portfolio reserves the right at any time to waive or increase the minimum investment requirement or change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.



Understanding Distributions and Taxes

Each portfolio intends to distribute to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.


Your dividends will be automatically reinvested in portfolio shares (at NAV).


For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, a portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder Investments, D.A. Davidson & Co. or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee.

SEC
100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov


SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio

                                    This page
                                  intentionally
                                   left blank
                            (not part of prospectus).

                                    This page
                                  intentionally
                                   left blank
                            (not part of prospectus).

                                    This page
                                  intentionally
                                   left blank
                            (not part of prospectus).

                           Premier Money Market Shares


                                  P R O S P E C T U S

                                  August 1, 2006


                                  Money Market Portfolio

                                  Government & Agency Securities Portfolio

                                  Tax-Exempt Portfolio

                                  Treasury Portfolio



                                  As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents


P R E M I E R   M O N E Y   M A R K E T   S H A R E S


   How the Portfolios Work                    How to Invest in the Portfolios

     3  Money Market Portfolio                29  Policies You Should Know About

     8  Government & Agency Securities        35  Understanding Distributions
        Portfolio                                 and Taxes

    12  Tax-Exempt Portfolio

    17  Treasury Portfolio

    21  Other Policies and Risks

    22  Who Manages and Oversees the
        Portfolios

    25  Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CPRXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or


   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Premier Money Market Shares 7-day yield was 3.36%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2001      3.40
2002      0.98
2003      0.21
2004      0.44
2005      2.33




2006 total return as of June 30: 1.86%
For the period included in the bar chart:
Best Quarter:      Worst Quarter: 0.02%, Q4 2003
1.24%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------

                1 Year                        5 Years          Since Inception*
--------------------------------------------------------------------------------
                2.33%                          1.47%                2.08%
--------------------------------------------------------------------------------


*    Inception date is December 23, 2000.


Total returns would have been lower if operating expenses hadn't been reduced.

For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)                None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                        0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.57
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                           0.98
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $100          $312         $542                      $1,201
--------------------------------------------------------------------------------

                                                           TICKER SYMBOL CPGXX

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Premier Money Market Shares 7-day yield was 3.32%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------


2001      3.29
2002      0.90
2003      0.17
2004      0.37
2005      2.28





2006 total return as of June 30: 1.84%
For the period included in the bar chart:
Best Quarter:      Worst Quarter: 0.02%, Q1 2004
1.23%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------



                1 Year                        5 Years          Since Inception*
--------------------------------------------------------------------------------
                2.28%                          1.39%                1.99%
--------------------------------------------------------------------------------



*    Commencement of operations was on March 1, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)                None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                        0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.60
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                           1.01
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $103          $322         $558                      $1,236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL IEXXX


Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. The portfolio follows two policies designed to maintain a stable share price:


o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Premier Money Market Shares taxable equivalent yield was 3.72%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2001      1.93
2002      0.55
2003      0.13
2004      0.32
2005      1.45


2006 total returnas of June 30: 1.15%
For the period included in the bar chart:
Best Quarter: 0.64%, Q1 2001                  Worst Quarter: 0.01%, Q1 2004



Average Annual Total Returns as of 12/31/2005


                1 Year                        5 Years          Since Inception*
--------------------------------------------------------------------------------
                1.45%                          0.87%                1.23%
--------------------------------------------------------------------------------



*    Commencement of operations was on March 7, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                        0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.57
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                           0.98
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.



Example

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $100          $312         $542                      $1,201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL ITRXX


Treasury Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.


While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the 1940 Act. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:

o US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


As of December 31, 2005, the portfolio's Premier Money Market Shares 7-day yield was 2.96%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.


The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2001      2.98
2002      0.82
2003      0.21
2004      0.36
2005      2.19




2006 total return as of June 30: 1.82%
For the period included in the bar chart:
Best Quarter:  1.21%, Q1 2001                     Worst Quarter: 0.01%, Q1 2004

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------
                1 Year                        5 Years          Since Inception*
--------------------------------------------------------------------------------
                2.19%                          1.30%                1.81%
--------------------------------------------------------------------------------

*    Commencement of operations was on April 28, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)                None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                        0.15%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.75
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                             1.15
--------------------------------------------------------------------------------
Fee Waivers/Expense Reimbursements**                                  0.17
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                       0.98
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.978%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $100          $349         $617                      $1,382
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, Treasury Portfolio's Board could change the portfolio's investment goal without seeking shareholder approval.


o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. For Treasury Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by treasury securities.

o A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's top ten holdings and other information about each portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios


The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------


Money Market Portfolio            0.16%
--------------------------------------------------------------------------------
Government & Agency Securities    0.16%
Portfolio
--------------------------------------------------------------------------------
Tax-Exempt Portfolio              0.16%
--------------------------------------------------------------------------------
Treasury Portfolio                0.05%
--------------------------------------------------------------------------------

Each portfolio's shareholder report for the semiannual period ended October 31, 2005 (September 30, 2005 for Treasury Portfolio) contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreements (see "Shareholder reports" on the back cover).


The portfolio managers


A group of investment professionals is responsible for the day-to-day management of the portfolios. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


With respect to the regulatory matters, DeAM has advised the funds as follows:


DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/ regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


These tables are designed to help you understand each portfolio's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Premier Money Market Shares


--------------------------------------------------------------------------------
 Years Ended April 30,     2006        2005        2004       2003        2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .029       .009        .001        .007        .02
--------------------------------------------------------------------------------
Less distributions from   (.029)     (.009)      (.001)      (.007)      (.02)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            2.99        .94        .11a         .75       2.14
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of         4,095      3,381       2,925       3,023      2,552
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .98        .98        1.06         .93        .97
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .98        .98        1.05         .93        .97
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     3.01        .95         .11         .77       2.09
income (%)
--------------------------------------------------------------------------------

Government & Agency Securities Portfolio -- Premier Money Market Shares


--------------------------------------------------------------------------------
 Years Ended April 30,     2006        2005        2004       2003        2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .029       .009        .001        .006        .02
--------------------------------------------------------------------------------
Less distributions from   (.029)     (.009)      (.001)      (.006)      (.02)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            2.94        .87        .11^a         .65       2.03
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of         2,046      1,800       1,555       1,724      1,384
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses           1.01       1.03        1.03         .97        .98
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after     1.01       1.03        1.02         .97        .98
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     2.93        .87         .11         .68       1.97
income (%)
--------------------------------------------------------------------------------

a    Total return would have been lower had certain expenses not been reduced.

Tax-Exempt Portfolio -- Premier Money Market Shares


--------------------------------------------------------------------------------
 Years Ended April 30,     2006        2005        2004       2003        2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .018       .006       .0009        .004        .01
--------------------------------------------------------------------------------
Less distributions from   (.018)     (.006)     (.0009)      (.004)      (.01)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.85       .61^b        .09^a         .42       1.25
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           119        121         174         182        101
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .98        .96        1.05         .96        .91
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .98        .96         .96         .96        .91
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.84        .63         .09         .44       1.25
income (%)
--------------------------------------------------------------------------------

^a    Total return would have been lower had certain expenses not been reduced.
^b Total return includes income resulting from a short term capital gain distribution. Without this distribution, total return would have been .60%

Treasury Portfolio -- Premier Money Market Shares
--------------------------------------------------------------------------------
 Years Ended March 31,             2006      2005      2004      2003      2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
period
--------------------------------------------------------------------------------
  Net investment income            .027      .007      .001      .007       .02
--------------------------------------------------------------------------------
  Distributions from net         (.027)     (.007)    (.001)    (.007)     (.02)
    investment income
--------------------------------------------------------------------------------
Net asset value, end of period  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
--------------------------------------------------------------------------------
Total Return (%)                   2.71^a     .68^a     .10^a     .69^a     1.99
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           102        34        30        31        21
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before           1.15      1.25      1.28       .95       .93
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     .98       .99       .98       .94       .93
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment            2.82^b     .66       .11       .73      2.16
income (%)
--------------------------------------------------------------------------------

^a    Total return would have been lower had certain expenses not been reduced.
^b Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

--------------------------------------------------------------------------------
How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.


Because these portfolios are available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.



Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolios. Please note that a financial advisor may charge fees separate from those charged by the portfolios.


Keep in mind that the information in this prospectus applies only to each portfolio's Premier Money Market Shares. Money Market Portfolio has eight other share classes; Tax-Exempt Portfolio has five other share classes; Government & Agency Securities Portfolio has four other share classes; and Treasury Portfolio has one other share class. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan


Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.25% of each portfolio's average daily net assets attributable to Premier Money Market Shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.


Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will receive written notification.


Each portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.


The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolios' transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when:
1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by each portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of a portfolio has not approved any policies and procedures designed to limit this activity. However, each portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------    =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons


o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o for each portfolio, except Money Market Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of a portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes


Each portfolio intends to distribute to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A portfolio may not always pay a distribution for a given period.


Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.


For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio and Treasury Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of a portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 730-1313.


Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 730-1313.


SEC
100 F Street, N.E.
Washington, DC 20549
(800) SEC-0330
www.sec.gov


SEC File Numbers:
Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio
Investors Cash Trust                811-6103
Treasury Portfolio

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio



                       STATEMENT OF ADDITIONAL INFORMATION


                           Capital Assets Funds Shares

                                 August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Capital Assets Funds Shares of the Portfolios noted above dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-888-466-4250, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of the Portfolios, dated April 30, 2006 which accompany this Statement of Additional Information may also be obtained free of charge by calling 1-888-466-4250. The financial statements contained therein, together with accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................4
   Portfolio Holdings Information.............................................16

MANAGEMENT OF THE PORTFOLIOS..................................................17
   Investment Advisor.........................................................17

PORTFOLIO SERVICE PROVIDERS...................................................21
   Underwriter................................................................21
   Sub-Distributor............................................................23
   Independent Registered Public Accounting Firm..............................23
   Legal Counsel..............................................................23
   Fund Accounting Agent......................................................23
   Administrator..............................................................24
   Custodian, Transfer Agent and Shareholder Service Agent....................24

PORTFOLIO TRANSACTIONS........................................................24

PURCHASE AND REDEMPTION OF SHARES.............................................26

DIVIDENDS.....................................................................32

NET ASSET VALUE...............................................................32

TAXES.........................................................................29

TRUST ORGANIZATION............................................................44

PROXY VOTING GUIDELINES.......................................................46

FINANCIAL STATEMENTS..........................................................48

ADDITIONAL INFORMATION........................................................48

APPENDIX -- RATINGS OF INVESTMENTS............................................49

This combined Statement of Additional Information contains information about the Capital Assets Funds Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset-backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

If a percentage investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Investment more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.



                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.


The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix--Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.


Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Portfolio. It is anticipated by each Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Portfolio to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Portfolio's limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


The Portfolios' Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.


The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.


A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Tax-Exempt Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Exempt Portfolio. The Tax-Exempt Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.


A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security" (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a

Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Portfolio may have the following features:
(1) they will be in writing and will be physically held by a Portfolio's custodian; (2) a Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.


US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


Portfolio Holdings Information

In addition to the public disclosure of Portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, each Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in a Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Portfolio and information derived therefrom, including, but not limited to, how a Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the Portfolios subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor


On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of each Portfolio with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes each Portfolio's investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds

Pursuant to an investment management agreement with the Trust, on behalf of each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.


Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreement (the "Agreements") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolios.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, each Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on the combined average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $9,606,370, $3,618,644 and $1,595,008, respectively, for the fiscal year ended April 30, 2006; $6,250,764, $2,974,584 and $1,783,751 for the fiscal year ended April 30, 2005,respectively, and $5,457,329, $2,671,603 and $1,412,728, respectively, for the fiscal year ended April 30, 2004.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Money Market Portfolio and the Government & Agency Securities Portfolio to the extent necessary to maintain the Portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Portfolio's total operating expenses at 1.00% of average daily net assets.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. The Advisor's Code of Ethics covers officers and trustees too. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Administrative services are provided to the Portfolios under an Administration and Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. DWS-SDI bears all of its expenses of providing services pursuant to the Services Agreement. The Services Agreement authorizes the Trust to pay DWS-SDI, as an expense of the Capital Assets Funds Shares (a "Class"), an administrative service fee, payable monthly, at an annual rate up to 0.25 of 1%, of average daily net assets of each Class. Currently, Capital Assets Funds Shares pay the full 0.25% fee average daily net assets of the Class.

DWS-SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Capital Assets Funds Shares. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DWS-SDI also may provide some of the above services for the Portfolios. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that they maintain and service. DWS-SDI in its discretion may pay certain firms additional amounts. DWS-SDI pays all expenses of distribution of Shares not otherwise paid by dealers and other financial services firms.

DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.

During the fiscal year ended April, 30, 2006, Capital Assets Funds Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution fees to DWS-SDI under the Rule 12b-1 Plan fees of $2,155,846, $178,717 and $81,539, respectively.

During the calendar year end December 31, 2005, DWS-SDI paid all distribution fees received under the Rule 12b-1 Plan for Capital Assets Funds Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio plus additional amounts out of its own resources of $143,052, $43,799, and 8,321 respectively for each Portfolio to compensate firms for distribution services to Davidson Cash Equivalent Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

During the fiscal year ended April 30, 2006, Capital Assets Funds Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid services fees of $1,639,059, $135,392, and $61,772, respectively.


Rule 12b-1 Plans


Each Portfolio has adopted for the Capital Assets Funds Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreement and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.33% of average daily net assets with respect to the Capital Assets Funds Shares of the Portfolios. Expenditures by DWS-SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.


The 12b-1 Plans may not be amended to increase the fee to be paid by the Capital Assets Funds Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Capital Assets Funds Shares of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Capital Assets Funds Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Capital Assets Funds Shares of that Portfolio. The classes of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.


During the calendar year ended December 31, 2006, DWS-SDI paid all distribution fees received under the 12b-1 Plan for Capital Assets Funds Shares of Money Market Portfolio and Government & Agency Securities Portfolio plus additional amounts out of its own resources of $43,799, $143,052 and $8,321, respectively for each Portfolio to compensate firms for distribution services to Capital Assets Funds Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

Sub-Distributor

ADP Clearing and Outsourcing Services, Inc., acts as sole sub-distributor of the Capital Assets Funds Shares.

Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.


Administrator

Pursuant to the Sub-Accounting and Sub-Administrator Agreement, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.


SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement. The Capital Assets Funds Shares commenced operations on May 13, 2005.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the order for the purchase and sale of portfolio securities, including the allocation of brokerage. The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolios.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for the Portfolios, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolios.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board of the Trust, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years each Portfolio paid no portfolio brokerage commissions.

                       PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolios' agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolios and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").


Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio's assets, up to 0.25% of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with a Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by a Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.


Purchase of Shares



Shares of each Portfolio are sold at net asset value only through ADP Clearing and Outsourcing Services, Inc., ("ADP"). Investors must indicate the Portfolio in which they wish to invest.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the portfolios' prospectuses.


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the Portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the Portfolio, the size of the order submitted, general market conditions and the availability of investments for the Portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

ADP may independently establish and charge other amounts to their clients to redeem Portfolio shares.


Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling

1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. ADP may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of a Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of a Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Capital Assets Funds Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-888-466-4250 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access


World Wide Web Site. Scudder maintains a web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of
(a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE


The net asset value of shares of each Portfolio are calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment--tax-exempt or taxable--will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2005 tax rates schedules.

FEDERAL
-------

Tax Equivalent Yields
DWS 2006

                                                                                    Effective
Taxable Income               Effective      Federal     Taxable Income               Federal      Federal
Single                      Federal Rate  Tax Bracket       Joint                     Rate      Tax Bracket
------                      ------------  -----------       -----                     ----      -----------

0 - 7,300                      10.00%      10.00%         $0 - $14,600                10.00%       10.00%
7,301 - 29,700                 15.00%      15.00%      $14,601 - $59,400              15.00%       15.00%
30,651 - 74,200                25.00%      25.00%      $61,301 - $123,700             25.00%       25.00%
74,201 - 154,800               28.00%      28.00%     $123,701 - $188,450             28.00%       28.00%
154,801 - 336,550              33.00%      33.00%     $188,451 - $336,550             33.00%       33.00%
over 336,551                   35.00%      35.00%        over $336,551                35.00%       35.00%

                   If your federal effective tax rate in 2005 is:
                   ----------------------------------------------
                    10.00%     15.00%      25.00%           28.00%         33.00%     35.00%       25.00%    28.00%   33.00%  35.00%

To match these
tax-free yields:             Your taxable investment would have to earn the following yield:
----------------             ---------------------------------------------------------------

2.00%                2.22%      2.35%       2.67%           2.78%           2.99%      3.08%        2.67%     2.78%    2.99%   3.08%
3.00%                3.33%      3.53%       4.00%           4.17%           4.48%      4.62%        4.00%     4.17%    4.48%   4.62%
4.00%                4.44%      4.71%       5.33%           5.56%           5.97%      6.15%        5.33%     5.56%    5.97%   6.15%
5.00%                5.56%      5.88%       6.67%           6.94%           7.46%      7.69%        6.67%     6.94%    7.46%   7.69%
6.00%                6.67%      7.06%       8.00%           8.33%           8.96%      9.23%        8.00%     8.33%    8.96%   9.23%
7.00%                7.78%      8.24%       9.33%           9.72%          10.45%     10.77%        9.33%     9.72%   10.45%  10.77%
8.00%                8.89%      9.41%      10.67%          11.11%          11.94%     12.31%       10.67%    11.11%   11.94%  12.31%
9.00%               10.00%     10.59%      12.00%          12.50%          13.43%     13.85%       12.00%    12.50%   13.43%  13.85%


      Please note:
      1) This chart does not take into consideration any state, local or city tax rates.
      2) The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
      3) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                                                                      Pension or           Total
                                                                   Compensation       Retirement       Compensation
                           Compensation from   Compensation from       from        Benefits Accrued   Paid to Trustee
Name of                   Government & Agency    Money Market      Tax-Exempt         as Part of        from Fund
Trustee                  Securities Portfolio      Portfolio        Portfolio       Fund Expenses    Complex(3)(4)(5)
-------                  --------------------      ---------        ---------       -------------    ----------------

John W. Ballantine                $7,030            $8,680            $5,430              $0               $215,150
Donald L. Dunaway(1)              $7,150            $8,840            $5,510              $0               $224,660
James R. Edgar(2)                 $5,950            $7,350            $4,580              $0               $173,790
Paul K. Freeman                   $7,090            $8,400            $5,480              $0               $215,150
Robert B. Hoffman                 $6,360            $7,880            $4,930              $0               $187,940
William McClayton                 $6,170            $7,280            $4,750              $0               $181,180
Shirley D. Peterson(6)            $6,850            $8,030            $5,290              $0               $208,580
Robert H. Wadsworth               $5,890            $7,270            $4,520              $0               $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in               Funds in the Fund Complex
Name of Board Member                       Cash Account Trust                 Overseen by Board Member
--------------------                       ------------------                 ------------------------

John W. Ballantine                                None                           Over $100,000
Donald L. Dunaway*                                None                           Over $100,000
James R. Edgar*                                   None                           Over $100,000
Paul K. Freeman                                   None                           $1-$10,000**
Robert B. Hoffman                                 None                           Over $100,000
William McClayton                                 None                           $50,001-$100,000***
Shirley D. Peterson                               None                           Over $100,000
William N. Shiebler                               None                           Over $100,000
Robert H. Wadsworth                               None                           Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of a Portfolio.

To the best of the Fund's knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION

The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Portfolios' prospectuses and SAIs. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights-- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Portfolios dated April 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION


The CUSIP number for Cash Account Trust -- Money Market Portfolio -- Capital Assets Funds Shares is 147539 738. The CUSIP number for Cash Account Trust -- Government & Agency Securities Portfolio -- Capital Assets Funds Shares is 147539 720. The CUSIP number for Cash Account Trust -- Tax-Exempt Portfolio -- Capital Assets Funds Shares is 147539 696.

Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year end of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal
Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio




                       STATEMENT OF ADDITIONAL INFORMATION


                      Capital Assets Funds Preferred Shares

                                 August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Capital Assets Funds Preferred Shares of the Portfolio noted above dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-888-466-4250, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Portfolio, dated April 30, 2006 which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-888-466-4250. The financial statements contained therein, together with accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.......................................................1


INVESTMENT POLICIES AND TECHNIQUES............................................2
   Portfolio Holdings Information............................................11

MANAGEMENT OF THE PORTFOLIO..................................................12
   Investment Advisor........................................................12

PORTFOLIO SERVICE PROVIDERS..................................................15
   Underwriter...............................................................15
   Sub-Distributor...........................................................16
   Independent Registered Public Accounting Firm.............................16
   Legal Counsel.............................................................17
   Fund Accounting Agent.....................................................17
   Administrator.............................................................17
   Custodian, Transfer Agent and Shareholder Service Agent...................17

PORTFOLIO TRANSACTIONS.......................................................18
   Brokerage Commissions.....................................................18

PURCHASE AND REDEMPTION OF SHARES............................................19

DIVIDENDS....................................................................25

NET ASSET VALUE..............................................................25

TAXES........................................................................26

TRUST ORGANIZATION...........................................................38

PROXY VOTING GUIDELINES......................................................39

FINANCIAL STATEMENTS.........................................................40

ADDITIONAL INFORMATION.......................................................40

APPENDIX -- RATINGS OF INVESTMENTS...........................................42

This Statement of Additional Information contains information about the Capital Assets Funds Preferred Shares of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, together with the investment objectives and policies of the Portfolio (except for policies designated as nonfundamental), may not be changed for the Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of the Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company. The Portfolio may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset-backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.



                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.


The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money and uses it to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. The Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for the Portfolio but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Portfolio to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Portfolio's limit on investing in illiquid securities.


Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


The Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control

Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, may not borrow except in accordance with its fundamental and nonfundamental policies.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit backed investments.


Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent the Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to the management's appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.


Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


The Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. The portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security" (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the

Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Portfolio's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Portfolio may have the following features:
(1) they will be in writing and will be physically held by the Portfolio's custodian; (2) the Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio's acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.


Variable Rate Securities. The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Investment Company Securities. The Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio's prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio's Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


                           MANAGEMENT OF THE PORTFOLIO

Investment Advisor


On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Portfolio if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last renewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.


Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion. The investment management fee is computed based on the combined average daily net assets of the Trust and allocated among the portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Portfolio paid the Advisor fees of $9,606,370, $6,250,764 and $5,457,329 for the fiscal years ended April 30,
2006, 2005 and 2004, respectively.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio's total operating expenses at 0.60% of average daily net assets, excluding certain expenses such as extraordinary expenses, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 of the 1940 Act. The Advisor's Code of Ethics covers officers and trustees too. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

During the fiscal year ended April 30, 2006, Capital Assets Funds Preferred Shares of Money Market Portfolio paid $22,989 distribution fees to DWS-SDI under the 12b-1 Plan.

During the calendar year ended December 31, 2005, DWS-SDI paid all distribution fees received under the 12b-1 Plan for Capital Assets Funds Preferred Shares of Money Market Portfolio plus additional amounts out of its own resources $431 for each Portfolio to compensate firms for distribution services to Capital Assets Funds Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

DWS-SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Capital Assets Funds Preferred Shares of the Portfolio. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DWS-SDI also may provide some of the above services for the Portfolio. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.10% of average daily net assets of those accounts in the Capital Assets Funds Preferred Shares of the Portfolio that they maintain and service. DWS-SDI in its discretion may pay certain firms additional amounts. DWS-SDI pays all expenses of distribution of shares not otherwise paid by dealers and other financial services firms.

During the fiscal year ended April 30, 2006, Capital Assets Funds Shares of Money Market Portfolio paid distribution fees to DWS-SDI under the 12b-1 Plan.

During the calendar year ended December 31, 2005, DWS-SDI paid all distribution fees received under the 12b-1 Plan for Capital Assets Funds Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio plus additional amounts out of its own resources $143,052, $43,799 and $6,321, respectively for each Portfolio to compensate firms for distribution services to Capital Assets Funds Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolio.


Rule 12b-1 Plans


The Portfolio has adopted for the Capital Assets Funds Preferred Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreement and pursuant to the 12b-1 Plan, the Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.20% of average daily net assets with respect to the Capital Assets Funds Preferred Shares of the Portfolio. Expenditures by DWS-SDI on behalf of the Portfolio need not be made on the same basis that such fees are collected. The fees are accrued daily as an expense of the Portfolio.


The 12b-1 Plan may not be amended to increase the fee to be paid by the Capital Assets Funds Preferred Shares of the Portfolio without approval by a majority of the outstanding voting securities of the Capital Assets Funds Preferred Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. The 12b-1 Plan may be terminated for the Capital Assets Funds Preferred Shares of the Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Capital Assets Funds Preferred Shares of the Portfolio.

Sub-Distributor

ADP Clearing and Outsourcing Services, Inc., acts as sole sub-distributor of the Capital Assets Funds Preferred Shares.

Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.


Administrator

Pursuant to the Sub-Accounting and Sub-Administrator Agreement, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.


State Street also acts as transfer agent for the Portfolio. Pursuant to a services agreement with State Street, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolio.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

The Advisor is generally responsible for placing the order for the purchase and sale of portfolio securities, including the allocation of brokerage. The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.


Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio's Board of the Trust, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

[During the last three fiscal years the Portfolio paid no portfolio brokerage commissions.]


Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Portfolio for such purchases.

                       PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio's assets, up to 0.15 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.


Purchase of Shares

Shares of the Portfolio are sold at net asset value only through ADP Clearing and Outsourcing Services, Inc. ("ADP").

The Portfolio seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolio's prospectus.


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between

2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders.

If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3) and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


Although it is the portfolio's present policy to redeem in cash, upon consent of a redeeming shareholder, the portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

ADP may independently establish and charge other amounts to their clients to redeem portfolio shares.


Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 4:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. ADP may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the principal underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Capital Assets Funds Preferred Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by State Street Bank ("State Street"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by State Street describe the current fees payable to State Street for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-888-466-4250; or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.


Internet Access


World Wide Web Site. DWS maintains a web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Portfolio at net asset value on the last business day of the month. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. While the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which State Street acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Portfolio.

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. The Portfolio may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolio and the Trust.

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships: Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship: RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present). Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990). Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002). President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolio and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

                                                 Pension or          Total
                                                 Retirement      Compensation
                             Compensation         Benefits      Paid to Trustee
                              from Money      Accrued as Part     from Fund
Name of Trustee            Market Portfolio   of Fund Expenses   Complex(4)(5)
---------------            -----------------  ----------------   -------------

John W. Ballantine              $8,680                $0           $215,150
Donald L. Dunaway(1)            $8,840                $0           $224,660
James R. Edgar(2)               $7,350                $0           $173,790
Paul K. Freeman                 $8,400                $0           $215,150
Robert B. Hoffman               $7,880                $0           $187,940
William McClayton               $7,280                $0           $181,180
Shirley D. Peterson(6)          $8,030                $0           $208,580
Robert H. Wadsworth             $7,270                $0           $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                            Aggregate Dollar
                                                          Range of Securities
                                Dollar Range of               Owned in All
                              Securities Owned in      Funds in the Fund Complex
Name of Board Member          Cash Account Trust        Overseen by Board Member
--------------------          ------------------        ------------------------

John W. Ballantine                   /None                 Over $100,000
Donald L. Dunaway*                   None                  Over $100,000
James R. Edgar*                      None                  Over $100,000
Paul K. Freeman                      None                  $1-$10,000**
Robert B. Hoffman                    None                  Over $100,000
William McClayton                    None                  $50,001-$100,000***
Shirley D. Peterson                  None                  Over $100,000
William N. Shiebler                  None                  Over $100,000
Robert H. Wadsworth                  None]                 Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

To the best of the Portfolio's knowledge, as of July 18, 2006, , no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares, DWS Government Cash Institutional Shares, DWS Government Cash Managed Shares and DWS Government & Agency Money Fund. Tax-Exempt Portfolio is divided into nine classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, Tax-Exempt Cash Institutional Shares, Service Shares, Tax-Exempt Cash Managed Shares, DWS Tax-Exempt Money Fund, Tax-Free Investment Class and DWS Tax-Free Money Fund Class S.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Portfolio's prospectuses and SAIs. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.


The Advisor may consider the views of the Portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.


As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of the Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP number of Cash Account Trust Money Market Portfolio's Capital Assets Funds Preferred Shares is 147539 68 8.

The Portfolio has a fiscal year end of April 30.

The Portfolio's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio



                       STATEMENT OF ADDITIONAL INFORMATION


                       Premium Reserve Money Market Shares

                        Institutional Money Market Shares

                    Institutional Select Money Market Shares

                                 August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate prospectus for the Premium Reserve Money Market Shares, Institutional Money Market Shares and Institutional Select Money Market Shares, each dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-231-8568, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Money Market Portfolio (the "Portfolio"), dated April 30, 2006 which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. The financial statements contained therein, together with accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1


INVESTMENT POLICIES AND TECHNIQUES.............................................2
   Portfolio Holdings Information..............................................9

MANAGEMENT OF THE PORTFOLIO...................................................10

PORTFOLIO SERVICE PROVIDERS...................................................12
   Underwriter................................................................12
   Independent Registered Public Accounting Firm..............................14
   Legal Counsel..............................................................14
   Fund Accounting Agent......................................................14
   Administrator..............................................................14
   Custodian, Transfer Agent and Shareholder Service Agent....................14

PURCHASE AND REDEMPTION OF SHARES.............................................16

DIVIDENDS.....................................................................24

NET ASSET VALUE...............................................................25

TAXES.........................................................................25

TRUSTEES AND OFFICERS.........................................................27

TRUST ORGANIZATION............................................................37

PROXY VOTING GUIDELINES.......................................................38

FINANCIAL STATEMENTS..........................................................40

ADDITIONAL INFORMATION........................................................40

APPENDIX -- RATINGS OF INVESTMENTS............................................41

This Statement of Additional Information contains information about the Premium Reserve Money Market Shares ("Premium Reserve Shares"), Institutional Money Market Shares ("Institutional Shares") and Institutional Select Money Market Shares ("Select Shares") (collectively, the "Shares"), each a class of the Money Market Portfolio (the "Portfolio" or the "Fund") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which (except for policies designated as nonfundamental below) may not be changed without the approval of a majority of the Portfolio's outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.



                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with the stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is a series investment company that is able to provide investors with a choice of separate investment portfolios. The Trust currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Trust is designed for investors who seek maximum current income consistent with stability of capital. It pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital.

The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Portfolio to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Portfolios limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.


The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, may not borrow except in accordance with its fundamental and nonfundamental policies.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies established by the Advisor reasonably calculated to prevent a fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a fund.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). A fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to the management's appraisal of money market conditions.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.


A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Portfolio in a manner designed to minimize any adverse impact from these investments.


US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio's prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a the Portfolio a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.


                           MANAGEMENT OF THE PORTFOLIO


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolio's investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of the Portfolio.


The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.


Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio's portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolio of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of the Portfolio. Pursuant to the Agreement, Money Market Portfolio paid the Advisor fees of $9,606,370, $6,250,764 and $5,457,329 for the fiscal years ended April 30, 2006, 2005 and 2004.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees of the Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. DWS-SDI has related selling group agreements with various firms to provide distribution services for shareholders. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Portfolio Shares.

Administrative services are provided to the Portfolios under an Administration and Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. SDI bears all of its expenses of providing services pursuant to the Services Agreement. The Services Agreement authorizes the Trust to pay DWS-SDI, as an expense of the Premium Reserve Money Market Shares, Institutional Money Market Shares and Institutional Select Money Market Shares (each a "Class"), an administrative services, payable monthly, at an annual rate up to 0.25% and 0.15%, respectively, of average daily net assets of those shares of the Portfolios. A portion of this administrative service fees is paid pursuant to Rule 12b-1 Plan, as described below.

DWS-SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Premium Reserve Money Market Shares, Institutional Money Market Shares and Institutional Select Money Market Shares of the Portfolios. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DWS-SDI normally pays such firms for administrative services, payable monthly, at a maximum annual rate of up to 0.075% (currently 0.01%) of average daily net assets of those accounts in the Institutional Shares that they maintain and service and up to 0.25% of average daily net assets of those accounts in the Premium Reserve Shares that they maintain and service, commencing with the month after investment. After the first year, a firm becomes eligible for the monthly service fee and the fee continues until terminated by DWS-SDI or the Portfolios. Firms to which services fees may be paid may include affiliates of DWS-SDI. DWS-SDI also may provide some of the above services and may retain any portion of the fee under the administrative not paid to firms to compensate itself for administrative functions performed for the Portfolio. DWS-SDI will, from time to time, pay or allow discounts, commission or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolio.

The Portfolio has adopted for the Premium Reserve Shares and Institutional Shares a separate Rule 12b-1 Plan (each a "Plan," collectively, the "Plans") pursuant to the provisions under Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. As noted above, the Shares pay an administrative services fee to DWS-SDI as a percentage of daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plans authorize the payment of up to 0.075% for the Institutional Shares and up to 0.10% for the Premium Reserve Shares. Currently, one-half of the 0.01% administrative services fee rate that is being paid by the Institutional Shares is authorized by the Plan. The Plans continue from year to year so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The 12b-1 Plans may not be amended to increase the fee to be paid by a class of the Portfolio without approval by a majority of the outstanding voting securities of the class of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Portfolio. Each class of the Portfolio of the Trust will vote separately with respect to the 12b-1 Plans.

During the fiscal year ended April 30, 2006, Premium Reserve Money Market Shares and Institutional Money Market Shares paid services fees of $953,787 and $9,265, respectively.

Firms to which service fees may be paid may include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Premier Money Market Shares of the Portfolios. DWS-SDI also may provide some of the above services and may retain any portion of the fee under the administration agreement not paid to firms to compensate itself for administrative functions performed for the Premier Money Market Shares of the Portfolios.


Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.


Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

SSB also acts as transfer agent for the Portfolio.


Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, MO 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives, as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolio.


PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.


In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.


Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


                       PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio's assets, up to 0.03 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.


Purchase of Shares

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. For Premium Reserve Shares, the minimum initial investment is $1,000 ($50 for an automatic investment plan) and the minimum subsequent investment is $50. For Institutional Shares, the minimum initial investment is $250,000. For Select Shares the minimum initial investment is $1,000,000. There is no minimum subsequent investment for Institutional Shares and Select Shares. Such minimum amounts may be changed at any time. The Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. An investor wishing to open an account should use the Account Application available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolio's prospectus.


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Portfolio's Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.


Other Information. The Portfolio reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Portfolio also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase Shares of the Portfolio are subject to acceptance by the Portfolio and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Portfolio. A $10 service fee will be charged when a check for the purchase of Shares is returned because of insufficient or uncollected funds or a stop payment order. Shareholders should direct their inquiries to the firm from which they received this prospectus or to DWS Scudder Investments Service Company ("DWS-SISC"), the Trust's "Shareholder Service Agent," 210 W. 10th Street, Kansas City, Missouri 64105-1615.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of the Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio's present policy to redeem in cash, upon consent of a redeeming shareholder, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio Shares. Such firms may independently establish and charge amounts to their clients for such services.


Regular Redemptions. When Shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A Portfolio, the portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Portfolio then in the account and available for redemption. The portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Portfolio may also require that you put your request in writing so that a Portfolio will receive it within 14 days after you call. If you order a Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and the Portfolio does not do so, a Portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Portfolio, a Portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a Portfolio's agreement with you, a Portfolio may be liable for your losses or damages. A Portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Portfolio's liability shall not exceed the amount of the transfer in question.

A Portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 4:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. This section does not apply to Select Shares. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 ($100 for Institutional Shares) since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250 ($100 for Institutional Shares); when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.--Prime Series, Cash Reserve Fund, Inc.--Treasury Series, Cash Reserve Fund, Inc.--Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of a Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of a Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Premium Reserve Shares, Institutional Shares and Select Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. . A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem Portfolio shares on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Portfolio has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Portfolio for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Portfolio account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Portfolio. Shareholders should contact DWS Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.


Internet Access


World Wide Web Site. DWS maintains a website that is http://www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. The Portfolio will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features-Exchange Privilege" for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in Premium Reserve Shares, $250,000 in Institutional Shares and $1,000,000 in Select Shares, and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.


The Shares of the Portfolio calculate their dividends based on its daily net investment income. For this purpose, the net investment income of the Shares of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Shares of the Portfolio. Expenses of the Portfolio are accrued each day. While the Shares of the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Shares of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE


The net asset value of shares of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.


                                      TAXES

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the portfolio do not qualify for the dividends received deduction available to corporate shareholders. The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

Independent Board MembersPrincipal

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship: RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present). Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990). Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002). President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                                         Pension or Retirement     Total Compensation Paid to
                            Compensation from Money    Benefits Accrued as Part              Trustee
Name of Trustee                 Market Portfolio           of Fund Expenses          from Fund Complex(4)(5)
---------------                 ----------------           ----------------          -----------------------

John W. Ballantine                   $8,680                       $0                         $215,150
Donald L. Dunaway(1)                 $8,840                       $0                         $224,660
James R. Edgar(2)                    $7,350                       $0                         $173,790
Paul K. Freeman                      $8,400                       $0                         $215,150
Robert B. Hoffman                    $7,880                       $0                         $187,940
William McClayton                    $7,280                       $0                         $181,180
Shirley D. Peterson(6)               $8,030                       $0                         $208,580
Robert H. Wadsworth                  $7,270                       $0                         $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in               Funds in the Fund Complex
Name of Board Member                       Cash Account Trust                 Overseen by Board Member
--------------------                       ------------------                 ------------------------

John W. Ballantine                                None                           Over $100,000
Donald L. Dunaway*                                None                           Over $100,000
James R. Edgar*                                   None                           Over $100,000
Paul K. Freeman                                   None                           $1-$10,000**
Robert B. Hoffman                                 None                           Over $100,000
William McClayton                                 None                           $50,001-$100,000***
Shirley D. Peterson                               None                           Over $100,000
William N. Shiebler                               None                           Over $100,000
Robert H. Wadsworth                               None                           Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006,, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

To the best of the Fund's knowledge, as of July 18, 2006,, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

Cash Account Trust

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio's Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares, DWS Government Cash Institutional Shares, DWS Government Cash Managed Shares and DWS Government & Agency Money Fund. Tax-Exempt Portfolio is divided into nine classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, Tax-Exempt Cash Institutional Shares, Service Shares, Tax-Exempt Cash Managed Shares, DWS Tax-Exempt Money Fund, Tax -Free Investment Class and DWS Tax-Free Money Fund Class S.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including the Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's website at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, for the Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Premium Reserve shares is 147539-407.

The CUSIP number of CAT Money Market Portfolio's Institutional shares is 147539-605.

The CUSIP number of CAT Money Market Portfolio's Institutional Select shares is 147539-811.

The Portfolio has a fiscal year of April 30.

The prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST


                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio


                         Davidson Cash Equivalent Shares






                             Money Market Portfolio

                    Government & Agency Securities Portfolio



                      Davidson Cash Equivalent Plus Shares






                       STATEMENT OF ADDITIONAL INFORMATION




                                 August 1, 2006



This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Davidson Cash Equivalent Shares for the Portfolios noted above and the combined prospectus for the Davidson Cash Equivalent Plus Shares for Money Market Portfolio and Government & Agency Securities Portfolio dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-332-5915, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of the Portfolios, dated April 30, 2006, which accompany this Statement of Additional Information may also be obtained free of charge by calling 1-800-332-5915. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and hereby deemed to be a part of this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1


INVESTMENT POLICIES AND TECHNIQUES.............................................3
         Portfolio Holdings Information.......................................15

MANAGEMENT OF THE PORTFOLIOS..................................................16

PORTFOLIO SERVICE PROVIDERS...................................................19
         Underwriter..........................................................19
         Sub-Distributor......................................................21
         Independent Registered Public Accounting Firm........................21
         Legal Counsel........................................................21
         Fund Accounting Agent................................................21
         Administrator........................................................21
         Custodian, Transfer Agent and Shareholder Service Agent..............21

PORTFOLIO TRANSACTIONS........................................................22

PURCHASE AND REDEMPTION OF SHARES.............................................25

DIVIDENDS.....................................................................32

NET ASSET VALUE...............................................................32

TAXES    .....................................................................33

TRUST ORGANIZATION............................................................45

PROXY VOTING GUIDELINES.......................................................47

FINANCIAL STATEMENTS..........................................................48

ADDITIONAL INFORMATION........................................................48

APPENDIX -- RATINGS OF INVESTMENTS............................................49

This combined Statement of Additional Information contains information about the Davidson Cash Equivalent Plus Shares of the Money Market Portfolio and the Government and Agency Securities Portfolio and the Davidson Cash Equivalent Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Investment more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.



                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.


The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix--Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.


The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.


Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by each Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Portfolio to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Portfolio's limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.


The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.


A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. The Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.


A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security" (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Portfolio may have the following features:
(1) they will be in writing and will be physically held by a Portfolio's custodian; (2) a Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.


US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


Portfolio Holdings Information

In addition to the public disclosure of Portfolio portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, each Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual Portfolio analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio holdings disclosure policy. The portfolio holdings of some of the Portfolios subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.


Pursuant to an investment management agreement with the Trust, on behalf of each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.


Under the Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $9,606,370, $3,618,644 and $1,595,008 for the fiscal year ended April 30, 2006, respectively; $6,250,764, $2,974,584 and $1,783,751 for the fiscal year ended April 30, 2005, respectively; and $5,457,329, $2,671,603 and $1,412,728 for the fiscal year ended April 30, 2004, respectively.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Each Portfolio has adopted for the Davidson Cash Equivalent Shares and Davidson Cash Equivalent Plus Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.30% of average daily net assets with respect to the Davidson Cash Equivalent Shares of the Portfolios and 0.25% of average daily net assets with respect to the Davidson Cash Equivalent Plus Shares of the Portfolios. Expenditures by DWS-SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

The Distribution Agreement and the 12b-1 Plans continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act. The 12b-1 Plans may not be amended to increase the fee to be paid by the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of a Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of that Portfolio. Each Class of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

Administrative services are provided to the Portfolios under an Administration and Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. DWS-SDI bears all of its expenses of providing services pursuant to the Services Agreement. The Services Agreement authorizes the Trust to pay DWS-SDI, as an expense of the Davidson Cash Equivalent Shares and Davidson Cash Equivalent Plus Shares (each a "Class"), an administrative service fee, payable monthly, at an annual rate up to 0.25 of 1%, of average daily net assets of each Class. Currently, Davidson Cash Equivalent Shares pay the full 0.25% fee and Davidson Cash Equivalent Plus Shares pay 0.20% of average daily net assets of the Class. Currently, Davidson Cash Equivalent Plus Shares pay the full 0.25% fee and Davidson Cash Equivalent Plus Shares pay 0.20% of average daily net assets of the Class.

DWS-SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares of the Portfolios. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares of the Portfolios that they maintain and service and 0.20% of average daily net assets of those accounts in the Davidson Cash Equivalent Plus Shares of the Portfolios that they maintain and service. DWS-SDI in its discretion may pay certain firms additional amounts.

DWS-SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.

During the fiscal year ended April, 30, 2006, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution fees to DWS-SDI under the Rule 12b-1 Plan fees of $1,052,332, $681,079 and $139,168, respectively.

During the calendar year end December 31, 2005, DWS-SDI paid all distribution fees received under the Rule 12b-1 Plan for Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio plus additional amounts out of its own resources of $648,717, $462,931, and 116,198 respectively for each Portfolio to compensate firms for distribution services to Davidson Cash Equivalent Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

During the fiscal year ended April 30, 2006, David Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid services fees of $876,944, $567,566 and $115,973, respectively.

During the fiscal year ended April 30, 2006, Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid distribution of $334,638 and $260,503, respectively.

During the calendar year ended December 31, 2005, DWS-SDI paid all distribution fees received under the Rule 12b-1 Plan for Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio plus additional amounts out of its own resources of $235,694 and $221,514, respectively for each Portfolio to compensate firms for distribution services to Davidson Cash Equivalent Plus Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

During the fiscal year ended April 30, 2006, Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid services fees of $267,710 and $208,403, respectively.

DWS-SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.


Sub-Distributor

D.A. Davidson & Co., 83rd Street North, Great Falls, MT 59401, acts as sole sub-distributor of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares.

Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Portfolios and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.


Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.


State Street also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.


In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.


Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolios a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

FEDERAL

Tax Equivalent Yields DWS 2006

                                                                                       Effective
Taxable Income                    Effective        Federal       Taxable Income         Federal        Federal
Single                           Federal Rate    Tax Bracket          Joint              Rate        Tax Bracket
------                           ------------    -----------          -----              ----        -----------

0 - 7,300                           10.00%         10.00%          0 - 14,600           10.00%         10.00%
7,301 - 29,700                      15.00%         15.00%        14,601 - 59,400        15.00%         15.00%
30,651 - 74,200                     25.00%         25.00%       61,301 - 123,700        25.00%         25.00%
74,201 - 154,800                    28.00%         28.00%       123,701 - 188,450       28.00%         28.00%
154,801 - 336,550                   33.00%         33.00%       188,451 - 336,550       33.00%         33.00%
over 336,551                        35.00%         35.00%         over 336,551          35.00%         35.00%

                If your federal effective tax rate in 2005 is:
                 10.00%       15.00%         25.00%       28.00%      33.00%     35.00%     25.00%      28.00%    33.00%    35.00%
To match these
tax-free yields:          Your taxable investment would have to earn the following yield:

2.00%             2.22%       2.35%           2.67%        2.78%       2.99%      3.08%      2.67%      2.78%      2.99%    3.08%
3.00%             3.33%       3.53%           4.00%        4.17%       4.48%      4.62%      4.00%      4.17%      4.48%    4.62%
4.00%             4.44%       4.71%           5.33%        5.56%       5.97%      6.15%      5.33%      5.56%      5.97%    6.15%
5.00%             5.56%       5.88%           6.67%        6.94%       7.46%      7.69%      6.67%      6.94%      7.46%    7.69%
6.00%             6.67%       7.06%           8.00%        8.33%       8.96%      9.23%      8.00%      8.33%      8.96%    9.23%
7.00%             7.78%       8.24%           9.33%        9.72%      10.45%     10.77%      9.33%      9.72%     10.45%    10.77%
8.00%             8.89%       9.41%          10.67%       11.11%      11.94%     12.31%     10.67%      11.11%    11.94%    12.31%
9.00%            10.00%       10.59%         12.00%       12.50%      13.43%     13.85%     12.00%      12.50%    13.43%    13.85%

Please note:

1) This chart does not take into consideration any state, local or city tax rates.
2) The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket. 3) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                        PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of each Portfolio are sold at net asset value only through D.A. Davidson & Co. ("Davidson"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment of $1,000 for Davidson Cash Equivalent Shares and a minimum initial investment of $10,000 for Davidson Cash Equivalent Plus Shares, but the minimum may be changed at anytime in management's discretion. Davidson may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolios' prospectus.


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the Portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the Portfolio, the size of the order submitted, general market conditions and the availability of investments for the Portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio's assets, up to 0.03 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolios have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level of $1,000 for Davidson Cash Equivalent Shares or $10,000 for Davidson Cash Equivalent Plus Shares. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Davidson may independently establish and charge other amounts to their clients to redeem Portfolio shares.


Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A Portfolio, the Portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Portfolio then in the account and available for redemption. A Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Portfolio may also require that you put your request in writing so that a Portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a Portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder

Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a Portfolio, a Portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a Portfolio's agreement with you, a Portfolio may be liable for your losses or damages. A Portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Portfolio's liability shall not exceed the amount of the transfer in question.

A Portfolio, a Portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-332-5915 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Davidson may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of a Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of a Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-332-5915 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Davidson Cash Equivalent Shares or $15,000 or more of a Portfolio's Davidson Cash Equivalent Plus Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by State Street Bank ("State Street"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by State Street describe the current fees payable to State Street for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-800-332-5915 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access


World Wide Web Site. DWS maintains a web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of
(a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which State Street acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE


The net asset value of shares of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                                                                      Pension or          Total
                                               Compensation                           Retirement      Compensation
                            Compensation      from Government     Compensation         Benefits          Paid to
                             from Money          & Agency           from Tax-         Accrued as         Trustee
                               Market           Securities           Exempt          Part of Fund      from Fund
Name of Trustee               Portfolio          Portfolio          Portfolio          Expenses       Complex(4)(5)
---------------               ---------          ---------          ---------          --------       -------------

John W. Ballantine               $8,680                $7,030           $5,430              $0           $215,150
Donald L. Dunaway(1)             $8,840                $7,150           $5,510              $0           $224,660
James R. Edgar(2)                $7,350                $5,950           $4,580              $0           $173,790
Paul K. Freeman                  $8,400                $7,090           $5,480              $0           $215,150
Robert B. Hoffman                $7,880                $6,360           $4,930              $0           $187,940
William McClayton                $7,280                $6,170           $4,750              $0           $181,180
Shirley D. Peterson(6)           $8,030                $6,850           $5,290              $0           $208,580
Robert H. Wadsworth              $7,270                $5,890           $4,520              $0           $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in               Funds in the Fund Complex
Name of Board Member                       Cash Account Trust                 Overseen by Board Member
--------------------                       ------------------                 ------------------------

John W. Ballantine                                None                           Over $100,000
Donald L. Dunaway*                                None                           Over $100,000
James R. Edgar*                                   None                           Over $100,000
Paul K. Freeman                                   None                           $1-$10,000**
Robert B. Hoffman                                 None                           Over $100,000
William McClayton                                 None                           $50,001-$100,000***
Shirley D. Peterson                               None                           Over $100,000
William N. Shiebler                               None                           Over $100,000
Robert H. Wadsworth                               None                           Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
       Independent           Relationship to                                       an Aggregate       Aggregate
      Board Member             Board Member         Company      Title of Class        Basis            Basis
      ------------             ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of a Portfolio.

To the best of the Fund's knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.


                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares, DWS Government Cash Institutional Shares, DWS Government Cash Managed Shares and DWS Government & Agency Money Fund. Tax-Exempt Portfolio is divided into nine classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, Tax-Exempt Cash Institutional Shares, Service Shares, Tax-Exempt Cash Managed Shares, DWS Tax-Exempt Money Fund, Tax-Free Investment Class and DWS Tax-Free Money Fund Class S.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Portfolios dated April 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Davidson Cash Equivalent Shares is 147539779. The CUSIP number of CAT Money Market Portfolio's Davidson Cash Equivalent Plus Shares is 147539787.

The CUSIP number of CAT Government & Agency Securities Portfolio's Davidson Cash Equivalent Shares is 147539753. The CUSIP number of CAT Government & Agency Securities Portfolio's Davidson Cash Equivalent Plus Shares is 147539761.

The CUSIP number of CAT Tax-Exempt Portfolio's Davidson Cash Equivalent Shares is 147539746.

Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS


                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                              Tax-Exempt Portfolio





                       STATEMENT OF ADDITIONAL INFORMATION


                      Tax-Exempt Cash Institutional Shares

                         Tax-Exempt Cash Managed Shares

                                 August 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Tax-Exempt Cash Institutional Shares and Tax-Exempt Cash Managed Shares of the Portfolio, each dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-537-3177, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to shareholders of the Portfolio, dated April 30, 2006, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-537-3177. The financial statements contained therein, together with the accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS........................................................1


INVESTMENT POLICIES AND TECHNIQUES.............................................2
   Portfolio Holdings Information.............................................12

MANAGEMENT OF THE PORTFOLIO...................................................13

PORTFOLIO SERVICE PROVIDERS...................................................16
   Underwriter................................................................16
   Independent Registered Public Accounting Firm..............................17
   Legal Counsel..............................................................17
   Fund Accounting Agent......................................................17
   Administrator..............................................................18
   Custodian, Transfer Agent and Shareholder Service Agent....................18

PORTFOLIO TRANSACTIONS........................................................18

PURCHASE AND REDEMPTION OF SHARES.............................................23

DIVIDENDS.....................................................................30

NET ASSET VALUE...............................................................31

TAXES.........................................................................32

TRUSTEES AND OFFICERS [TO BE UPDATED].........................................34

TRUST ORGANIZATION............................................................48

PROXY VOTING GUIDELINES.......................................................49

FINANCIAL STATEMENTS..........................................................51

ADDITIONAL INFORMATION........................................................51

APPENDIX -- RATINGS OF INVESTMENTS............................................52

This combined Statement of Additional Information contains information about the Scudder Tax-Exempt Cash Institutional Shares ("Institutional Shares") and Tax-Exempt Cash Managed Shares ("Managed Shares") (collectively the "Shares") of Tax-Exempt Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, together with the investment objectives and policies of the Portfolio (except for policies designated as nonfundamental) may not be changed for the Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.



                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.


The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission (the "SEC"), the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.
Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the funds may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Portfolio's Board of Trustees has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or
(2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management's appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Portfolio. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio.


The Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days' notice, of all or any part of such Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.


Municipal Securities which the Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by the Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. The Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Portfolio's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Portfolio may have the following features:
(1) they will be in writing and will be physically held by the Portfolio's custodian; (2) the Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio's acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio's prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio's Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


                           MANAGEMENT OF THE PORTFOLIO


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open-and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.


Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio's portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Trust (such as the Trust' s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.


The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. Pursuant to the Agreement, Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, $1,783,751 and $1,412,728 for the fiscal years ended April 30, 2006, 2005 and 2004, respectively.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Trust, the Advisor and principal f have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through a Portfolio.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the distribution agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. DWS-SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Shares of the Portfolio.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

Administrative services are provided to the Managed Shares of the Portfolio under a shareholder services agreement ("Administration Agreement") with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Administration Agreement between DWS-SDI and the Portfolio, including the payment of service fees. Currently, Managed Shares of the Portfolio pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Portfolio. This rate may be increased up to 0.25% by the Board.

During the fiscal years ended April 30, 2006, 2005 and 2004, Managed Shares paid a service fee of $549,290, 651,638 and $461,470, respectively.

DWS-SDI has entered into related administration services and selling group agreements ("Services Agreements") with various banks, broker-dealers and other service or administrative firms to provide cash distribution, management and other services for the Portfolio's shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. Currently, DWS-SDI normally pays such firms for services at a maximum annual rate of 0.15% of average daily net assets of those accounts in the Managed Shares that they maintain and service. DWS-SDI in its discretion may pay certain firms additional amounts for Managed Shares or for Cash Institutional Shares. Firms to which service fees may be paid may include affiliates of DWS-SDI. DWS-SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Managed Shares of the Portfolio.

The Portfolio has adopted for the Managed Shares Class a separate Rule 12b-1 Plan (the "Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. As noted above, the Managed Shares pay an administrative services fee to DWS-SDI as a percentage of average daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plan authorizes the payment of up to 0.25% for the Managed Shares. The Plan continues for additional one-year periods so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the Managed Shares of the Portfolio without approval by a majority of the outstanding voting securities of the Managed Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Managed Shares of the Portfolio. Each class of the Portfolios of the Trust will vote separately with respect to the Plans.


Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent


State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio. SSB also acts as Transfer Agent for the Portfolio. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, MO 64105-1614; an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives, as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolio.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.


In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.


Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio's Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rate schedules.

FEDERAL
-------

Tax Equivalent Yields
DWS 2006

                                                                                                        Effective
    Taxable Income                      Effective        Federal        Taxable Income                   Federal        Federal
        Single                         Federal Rate    Tax Bracket           Joint                        Rate        Tax Bracket
        ------                         ------------    -----------           -----                        ----        -----------

   30,651 - 74,200                        25.00%          25.00%       61,301 - 123,700                  25.00%         25.00%
   74,201 - 154,800                       28.00%          28.00%       123,701 - 188,450                 28.00%         28.00%
154,801 - 336,550                         33.00%          33.00%       188,451 - 336,550                 33.00%         33.00%
     over 336,551                         35.00%          35.00%         over 336,551                    35.00%         35.00%

                      If your federal effective tax rate in 2005 is:
                           -------------------------------------------------------------------------------------------------------
                           10.00%     15.00%    25.00%     28.00%     33.00%    35.00%     25.00%      28.00%     33.00%    35.00%
                           -------------------------------------------------------------------------------------------------------
To match these
tax-free yields:                 Your taxable investment would have to earn the following yield:

                 2.00%      2.22%      2.35%     2.67%      2.78%      2.99%     3.08%      2.67%       2.78%      2.99%     3.08%
                 3.00%      3.33%      3.53%     4.00%      4.17%      4.48%     4.62%      4.00%       4.17%      4.48%     4.62%
                 4.00%      4.44%      4.71%     5.33%      5.56%      5.97%     6.15%      5.33%       5.56%      5.97%     6.15%
                 5.00%      5.56%      5.88%     6.67%      6.94%      7.46%     7.69%      6.67%       6.94%      7.46%     7.69%
                 6.00%      6.67%      7.06%     8.00%      8.33%      8.96%     9.23%      8.00%       8.33%      8.96%     9.23%
                 7.00%      7.78%      8.24%     9.33%      9.72%     10.45%    10.77%      9.33%       9.72%     10.45%    10.77%
                 8.00%      8.89%      9.41%    10.67%     11.11%     11.94%    12.31%     10.67%      11.11%     11.94%    12.31%
                 9.00%     10.00%     10.59%    12.00%     12.50%     13.43%    13.85%     12.00%      12.50%     13.43%    13.85%

Please note:

1) This chart does not take into consideration any state, local or city tax rates.

2) The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket. 3) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm.

The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio's assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.

Purchase of Shares

Shares of the Portfolio are sold at net asset value next determined after an order and payment are received in the form described in the prospectus. Investors must indicate the class of shares in the Portfolio in which they wish to invest. The Portfolio has established a minimum initial investment for the Managed Shares of $100,000 and $1,000 ($100 for IRAs and $50 for automatic investment plans) for each subsequent investment. The minimal initial investment for the Institutional Shares is $1,000,000. There is no minimum for each subsequent investment for the Institutional Shares. These minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Portfolio seeks to remain as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolio's prospectus.

The Portfolio is open for business each day the New York Stock Exchange is open. Normally, the Portfolio calculates its share price every business day: at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.


Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in federal funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (CAT Tax-Exempt Portfolio 148 (Institutional Shares) or 248 (Managed Shares): 98-0119-985-4) and further credit to your account number.
Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio's present policy to redeem in cash, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.


Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


Redemption by Check/ACH Debit Disclosure. The Portfolio will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The Portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Portfolio, the Portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Portfolio then in the account and available for redemption. The Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by the portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Portfolio may also require that you put your request in writing so that the portfolio will receive it within 14 days after you call. If you order the Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and the Portfolio does not do so, the Portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event the Portfolio, the Portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Portfolio's agreement with you, the Portfolio may be liable for your losses or damages. The Portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Portfolio's liability shall not exceed the amount of the transfer in question.

The portfolio, the portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-537-3177 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft (Managed Shares Only). Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $1,000. If the check is less than $1,000 a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered. Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program (Managed Shares Only). An owner of $5,000 or more of the Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("SSB"). This includes Simplified Employee Pension Plan
      (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio. Internet Access

World Wide Web Site. Scudder maintains a Web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of the month. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $100,000 and $1,000,000 for the Managed and Institutional Shares of the Portfolio, respectively, and must maintain a minimum account value of $1,000 in the Portfolio in which dividends are reinvested.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, excluding market discount for the Portfolio, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. While the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.


The Portfolio intends to continue to qualify under the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. The Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8,1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago,
Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                            Number of
Position(s) Held with the                                                                       Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                              Compensation        Pension or Retirement        Total Compensation
                            from Tax-Exempt        Benefits Accrued as          Paid to Trustee
Name of Trustee                Portfolio          Part of Fund Expenses     from Fund Complex(4)(5)
---------------                ---------          ---------------------     -----------------------

John W. Ballantine               $8,680                     $0                       $215,150
Donald L. Dunaway(1)             $5,510                     $0                       $224,660
James R. Edgar(2)                $4,580                     $0                       $173,790
Paul K. Freeman                  $5,480                     $0                       $215,150
Robert B. Hoffman                $4,930                     $0                       $187,940
William McClayton                $4,750                     $0                       $181,180
Shirley D. Peterson(6)           $5,290                     $0                       $208,580
Robert H. Wadsworth              $4,520                     $0                       $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                     Aggregate Dollar Range of
                             Dollar Range of          Securities Owned in All
                           Securities Owned in       Funds in the Fund Complex
Name of Board Member       Cash Account Trust         Overseen by Board Member
--------------------       ------------------         ------------------------

John W. Ballantine                None                   Over $100,000
Donald L. Dunaway*                None                   Over $100,000
James R. Edgar*                   None                   Over $100,000
Paul K. Freeman                   None                   $1-$10,000**
Robert B. Hoffman                 None                   Over $100,000
William McClayton                 None                   $50,001-$100,000***
Shirley D. Peterson               None                   Over $100,000
William N. Shiebler               None                   Over $100,000
Robert H. Wadsworth               None                   Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006,, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of a Portfolio.

To the best of the Portfolio's knowledge, as of July 18, 2006,, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.
As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.


                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares, DWS Government Cash Institutional Shares, DWS Government Cash Managed Shares and DWS Government & Agency Money Fund. Tax-Exempt Portfolio is divided into nine classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, Tax-Exempt Cash Institutional Shares, Service Shares, Tax-Exempt Cash Managed Shares, DWS Tax-Exempt Money Fund, Tax-Free Investment Class and DWS Tax-Free Money Fund Class S.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust as amended of the Portfolio ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                             PROXY VOTING GUIDELINES

The portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting

Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how the Portfolio voted proxies related to its securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com for all other classes (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of Tax-Exempt Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP number of Tax-Exempt Portfolio's Institutional shares is 147539-886.

The CUSIP number of Tax-Exempt Portfolio's Managed shares is 147539-878.

The Portfolio has a fiscal year end of April 30.

The Portfolio's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                              INVESTORS CASH TRUST

                               Treasury Portfolio


                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio



                           Premier Money Market Shares





                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Premier Money Market Shares of the Portfolios noted above dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 (March 31, 2006 for Treasury Portfolio), which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................4
   Portfolio Holdings Information.............................................16

MANAGEMENT OF THE PORTFOLIOS..................................................17

PORTFOLIO SERVICE PROVIDERS...................................................20
   Underwriter................................................................20
   Independent Registered Public Accounting Firm..............................23
   Legal Counsel..............................................................23
   Fund Accounting Agent......................................................23
   Administrator..............................................................23
   Custodian, Transfer Agent and Shareholder Service Agent....................24

PORTFOLIO TRANSACTIONS........................................................24

PURCHASE AND REDEMPTION OF SHARES.............................................27

DIVIDENDS.....................................................................35

NET ASSET VALUE...............................................................36

TAXES.........................................................................37

TRUSTEES AND OFFICERS.........................................................39

TRUST ORGANIZATION............................................................52

PROXY VOTING GUIDELINES.......................................................54

FINANCIAL STATEMENTS..........................................................55

ADDITIONAL INFORMATION........................................................56

APPENDIX-- RATINGS OF INVESTMENTS.............................................57

This combined Statement of Additional Information contains information about Premier Money Market Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio") offered by Cash Account Trust (a "Trust") and Treasury Portfolio (a "Portfolio," collectively "the Portfolios") offered by Investors Cash Trust (a "Trust," collectively the "Trusts").

                             INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset-backed securities will be classified separately, based on the standard classifications used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-seller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6) Purchase physical commodities or contracts relating to physical commodities; or

(7) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii) Lend portfolio securities in an amount greater than 5% of its total assets.

(iii) Invest more than 10% of net assets in illiquid securities.

(iv) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

                       INVESTMENT POLICIES AND TECHNIQUES



The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: the Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and the Treasury Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix--Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate and in determining whether the Certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.


Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. The Portfolio currently intends to purchase securities whose remaining maturities are no longer than 12 months. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. Short-term US Government obligations generally are considered to be the safest short-term investment. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Advisor. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance.


It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by each Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Portfolio to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards the Portfolio's limit on investing in illiquid securities.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio's Board has approved policies established by a Portfolio's Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.


The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government & Agency Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.


Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. The Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.


A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a Portfolio's custodian;
(2) a Portfolio's right to exercise them will be unconditional and unqualified;
(3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio's liquidity would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.


Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual Portfolio analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio holdings disclosure policy. The portfolio holdings of some of the Portfolios subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by each Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds

Pursuant to an investment management agreement with the Trusts, on behalf of each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.


In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of a Portfolio.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trusts' Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.


For the services and facilities furnished to the portfolios of Cash Account Trust (i.e. the Money Market, Government & Agency Securities and Tax-Exempt Portfolios), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $9,606,370, $3,618,644 and $1,595,008, respectively, for the fiscal year ended April 30, 2006; $6,250,764, $2,974,584 and $1,783,751, respectively, for the fiscal year ended April 30, 2005 and $5,457,329, $2,671,603 and $1,412,728,
respectively, for the fiscal year ended April 30, 2004.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio (which does not offer Premier Money Market Shares), the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, March 31, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio's investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio's entire investment management fee. Currently, the expense cap is voluntary and may be terminated any time by the Advisor. For this purpose, "Portfolio operating expenses" do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Treasury Portfolio's total operating expenses at 0.978%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trusts, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio's shares. DWS-SDI pays all its expenses under the Distribution Agreement including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

DWS-SDI enters into related administration services and selling group agreements ("services agreements") with firms to provide distribution services for shareholders of the Premier Money Market Shares of each Portfolio. DWS-SDI also may provide some of the distribution services for the Premier Money Market Shares of each Portfolio. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Premier Money Market Shares of the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio, and the Treasury Portfolio that they maintain and service. DWS-SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services described above.

During the fiscal year ended April 30, 2006 (March 31, 2006 for Treasury Portfolio), Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid distribution fees of $9,109,489, $4,617,354, $310,748 and $202,374, respectively. During the same time period, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid services fees of $9,113,242, $4,617,354, $310,748 and $202,374, respectively.

During the fiscal year ended April 30, 2005 (March 31, 2005 for Treasury Portfolio), Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid distribution fees of $8,008,803, $4,134,978, $358,117 and $93,601, respectively.
During the same time period, Premier Money Market Shares of Money, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid services fees of $8,008,801, $4,134,978, $358,117 and $93,601, respectively.

During the fiscal year ended April 30, 2004 (March 31, 2004 for Treasury Portfolio), Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid distribution fees of $7,431,978, $3,999,503, $461,470 and $78,490, respectively.
During the same time period, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid services fees of $7,431,978, $3,999,503, $461,470 and $9,516, respectively.


Rule 12b-1 Plans


Each Portfolio has adopted for the Premier Money Market Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.25% of average daily net assets with respect to the Premier Money Market Shares of the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio, and the Treasury Portfolio. Expenditures by DWS-SDI on behalf of Premier Money Market Shares of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.


The 12b-1 Plans may not be amended to increase the fee to be paid by a Portfolio without approval by a majority of the outstanding voting securities of the Premier Money Market Shares of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Premier Money Market Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Premier Money Market Shares of that Portfolio. The classes of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.


During the calendar year ended December 31, 2005, DWS-SDI paid all distribution fees received under the 12b-1 Plan for Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio plus additional amounts out of its own resources of $2,048,341, $1,011,227, $397,467 and $188,320, respectively for each Portfolio to compensate firms for distribution services to Premier Money Market Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, DWS-SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.

Firms to which service fees may be paid may include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Premier Money Market Shares of the Portfolios. DWS-SDI also may provide some of the above services and may retain any portion of the fee under the administration agreement not paid to firms to compensate itself for administrative functions performed for the Premier Money Market Shares of the Portfolios.

Administrative services are provided to the Premier Money Market Shares of the Portfolios under an administrative and shareholder services agreement ("administration agreement") with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the administration agreement between DWS-SDI and the Premier Money Market Shares of the Portfolios, including the payment of service fees. Premier Money Market Shares of the Portfolios currently pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets attributable to those shares of the Portfolios.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange to have their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish different minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation (up to 0.25% of the average daily net assets of each Portfolio's Premier Money Market Share accounts that it maintains and service) through each Portfolio's Shareholder Servicing Agent for record-keeping and other expenses relating to these nominee accounts holding Premier Money Market Shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Portfolios and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.


Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.


SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.


In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.


Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2005 tax rates schedules.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio's assets, up to 0.10 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.


Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for shares of each Portfolio of $1,000 and $100 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolios' prospectus.


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


For Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the Portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the Portfolio, the size of the order submitted, general market conditions and the availability of investments for the Portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (Money Market Portfolio 346:
98-0119-980-3; Government & Agency Securities Portfolio 347: 98-0119-983-8; Tax-Exempt Portfolio 348: 98-0119-985-4; Treasury Portfolio 343: 98-7036-760-2)
and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio only, it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the

New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder), may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.


Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A Portfolio, the Portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Portfolio then in the account and available for redemption. A Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by a Portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Portfolio may also require that you put your request in writing so that a Portfolio will receive it within 14 days after you call. If you order a Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a Portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a Portfolio, a Portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a Portfolio's agreement with you, a portfolio may be liable for your losses or damages. A Portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Portfolio's liability shall not exceed the amount of the transfer in question.

A Portfolio, the Portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Portfolio's written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-466-4250 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of a Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-888-466-4250 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access


World Wide Web Site. DWS maintains a web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio's Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE


The net asset value of shares of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                      TAXES

Taxable Portfolios. The Money Market Portfolio, the Government & Agency Securities Portfolio and the Treasury Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

All Portfolios. Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior          8368
Chairperson and since 2004,    thereto, Partner, Steptoe & Johnson (law firm); Commissioner, and Board Member, 1995-present Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk             6883
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith               6883
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of             6883
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting          6883
Board Member, 2002-present     Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.            6883
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster        6883
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolio and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

                                             Compensation                                     Pension or
                                                 from                                         Retirement        Total
                            Compensation     Government &     Compensation                     Benefits      Compensation
                             from Money         Agency            from        Compensation    Accrued as   Paid to Trustee
                               Market         Securities       Tax-Exempt     from Treasury  Part of Fund     from Fund
Name of Trustee               Portfolio        Portfolio       Portfolio        Portfolio      Expenses    Complex(3)(4)(5)
---------------               ---------        ---------       ---------        ---------      --------    ----------------
John W. Ballantine               $8,680            $7,030          $5,430          $1,870         $0            $215,150
Donald L. Dunaway(1)             $8,840            $7,150          $5,510          $1,940         $0            $224,660
James R. Edgar(2)                $7,350            $5,950          $4,580          $1,610         $0            $173,790
Paul K. Freeman                  $8,400            $7,090          $5,480          $1,890         $0            $215,150
Robert B. Hoffman                $7,880            $6,360          $4,930          $1,710         $0            $187,940
William McClayton                $7,280            $6,170          $4,750          $1,680         $0            $181,180
Shirley D. Peterson(6)           $8,030            $6,850          $5,290          $1.870         $0            $208,580
Robert H. Wadsworth              $7,270            $5,890          $4,520          $1,580         $0            $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 31 214 trusts/corporations comprised of 82 83 68 funds/portfolios. Mr. Mr. Wadsworth currently serves on the boards of 32 2457 DeAM trust/corporations comprised of 86 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                         Aggregate Dollar
                            Dollar Range of            Range of Securities
                          Securities Owned in              Owned in All
                          Cash Account Trust         Funds in the Fund Complex
Name of Board Member    and Investor Cash Trust      Overseen by Board Member
--------------------    -----------------------      ------------------------

John W. Ballantine                 None                     Over $100,000
Donald L. Dunaway*                 None                     Over $100,000
James R. Edgar*                    None                     Over $100,000
Paul K. Freeman                    None                     $1-$10,000**
Robert B. Hoffman                  None                     Over $100,000
William McClayton                  None                     $50,001-$100,000***
Shirley D. Peterson                None                     Over $100,000
William N. Shiebler                None                     Over $100,000
Robert H. Wadsworth                None                     Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of a Portfolio.

To the best of the Fund's knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

Cash Account Trust

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Investors Cash Trust

As of July 18, 2006, 7,012,899.480 shares in the aggregate, or 8.69% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of City of Milwaukee Public Schools, David Kirchgessner - Comptroller, Milwaukee, WI 53208, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 21,332,570.440 shares in the aggregate, or 26.43% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of D.A. Davidson & Co., ICT GVT INST SHRS Omnibus Account #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,444,616.220 shares in the aggregate, or 15.42% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of Lane Industries, Northbrook, IL 60062-4500, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 11,336,911.270 shares in the aggregate, or 14.05% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of City of Milwaukee Public Schools, David Kirchgessner - Comptroller, Milwaukee, WI 53208, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,646,681.340 shares in the aggregate, or 24.34% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of Harvard Pilgrim Healthcare, Attn:
Accounting Dept., Wellesley, MA 02481-3609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,536,011.400 shares in the aggregate, or 5.19% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Denton County, C of O's, Denton, TX 76201-9026, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 10,396,066.370 shares in the aggregate, or 1.23% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Denton County, 2005 PI Bonds,
Attn: Cindy Yeats Brown, County Treasurer, Denton, TX 76201-9026, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 10,743,432.590 shares in the aggregate, or 18.67% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Comal County General Fund,
Attn: Susan Patterson, New Braunfels, TX 78130-5122, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,895,500.000 shares in the aggregate, or 4.45% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Parker County Cash Pool Account, Attn: Jim Thorp, Weatherford, TX 76086-5855, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,496,023.090 shares in the aggregate, or 9.29% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Texas City ISD Maintenance Account, Attn: Richard L Etteredge, Texas City, TX 77592-1150, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 38,117,370.100 shares in the aggregate, or 21.70% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,583,000.000 shares in the aggregate, or 64.09% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Fiduciary Trust Co. International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,693,000.000 shares in the aggregate, or 5.52% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Fiduciary Trust Co. International as agent, Non Compensation Account, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series:
Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: Scudder Government Cash Institutional Shares, Scudder Cash Managed Shares and Service Shares. Treasury Portfolio is divided into two classes of shares: Premier Money Market Shares and Service Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares, DWS Government Cash Institutional Shares and DWS Government Cash Managed Shares. Tax-Exempt Portfolio is divided into nine classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, Tax-Exempt Cash Institutional Shares, Service Shares, Tax-Exempt Cash Managed Shares, DWS Tax-Exempt Money Fund, Tax-Free Investment Class and DWS Tax-Free Money Fund Class S.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION



The CUSIP number of ICT Treasury Portfolio's Premier shares is 461473-506.

The CUSIP number of CAT Money Market Portfolio's Premier shares is 147539-506.

The CUSIP number of CAT Government & Agency Securities Portfolio's Premier shares is 147539-860.

The CUSIP number of CAT Tax-Exempt Portfolio's Premier shares is 147539-852.

Treasury Portfolio has a fiscal year end of March 31. Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio


                              Tax-Exempt Portfolio



                                 Service Shares



                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Service Shares of the Portfolios noted above dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of Service Shares of the Portfolios, dated April 30, 2006, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and hereby deemed to be a part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3
   Portfolio Holdings Information.............................................16

MANAGEMENT OF THE PORTFOLIOS..................................................17

PORTFOLIO SERVICE PROVIDERS...................................................19
   Underwriter................................................................19
   Independent Registered Public Accounting Firm..............................21
   Legal Counsel..............................................................21
   Fund Accounting Agent......................................................21
   Administrator..............................................................21
   Custodian, Transfer Agent and Shareholder Service Agent....................21

PORTFOLIO TRANSACTIONS........................................................22

PURCHASE AND REDEMPTION OF SHARES.............................................25

DIVIDENDS.....................................................................32

NET ASSET VALUE...............................................................33

TAXES.........................................................................33

TRUST ORGANIZATION............................................................45

PROXY VOTING GUIDELINES.......................................................47

FINANCIAL STATEMENTS..........................................................48

ADDITIONAL INFORMATION........................................................48

APPENDIX-- RATINGS OF INVESTMENTS.............................................50

This combined Statement of Additional Information contains information about the Service Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").



                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not: (i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.



                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the Trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the Trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.


Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.


Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by each Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a Portfolio limit on investing in illiquid securities.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.


Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expect to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a Portfolio's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Portfolio may have the following features:
(1) they will be in writing and will be physically held by a Portfolio's custodian; (2) a Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.


US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in a Portfolio's prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

A Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Portfolio and information derived therefrom, including, but not limited to, how a Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.


                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds


The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.


Pursuant to an investment management agreement with the Trust, on behalf of each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's, Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $9,606,370, $3,618,644 and $1,595,008 for the fiscal year ended April 30, 2006, respectively; the Money Market Portfolio and Government & Agency Securities Portfolio paid the Advisor fees of $6,250,764 and $2,974,584 for the fiscal year ended April 30, 2005, respectively and $5,457,329 and $2,671,603 for the fiscal year ended April 30, 2004, respectively.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Portfolio to the extent necessary to maintain each Portfolio's total operating expenses at 1.00% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Each Portfolio has adopted for the Service Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each

Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.60% of average daily net assets with respect to the Service Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt. Expenditures by DWS-SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

DWS-SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Service Shares of a Portfolio. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DWS-SDI also may provide some of the above services for the Portfolios. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.60% of average daily net assets of those accounts in the Service Shares of each Portfolio that they maintain and service. DWS-SDI in its discretion may pay certain firms additional amounts.

During the fiscal year ended April 30, 2006, Service Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution fees to DWS-SDI under the 12b-1 Plan of $4,474,109, $211,867 and $163,943, respectively.

Service Shares of Tax-Exempt Portfolio commenced operations on May 13, 2005.

During the calendar year ended December 31, 2005, DWS-SDI paid all distribution fees received under the Rule 12b-1 Plan for Service Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio plus additional amounts out of its own resources of $987,872, $99,178 and $77,532, respectively for each Portfolio to compensate firms for distribution services to Service Shares of the Portfolios and to pay for marketing and sales activities, production of sales literature and promotional materials, prospectus printing and media advertising.

The Distribution Agreement and the 12b-1 Plans continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act. The 12b-1 Plans may not be amended to increase the fee to be paid by the Service Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Service Shares of a Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Service Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Service Shares of that Portfolio. The Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

Independent Registered Public Accounting Firm


The financial highlights of the Portfolio's included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C, 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.


Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.


SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.


In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

FEDERAL
-------

Tax Equivalent Yields
DWS 2006

                                                                                                    Effective
Taxable Income                    Effective        Federal       Taxable Income                      Federal        Federal
Single                           Federal Rate    Tax Bracket          Joint                           Rate        Tax Bracket
------                           ------------    -----------          -----                           ----        -----------

0 - 7,300                           10.00%         10.00%          0 - 14,600                        10.00%         10.00%
7,301 - 29,700                      15.00%         15.00%        14,601 - 59,400                     15.00%         15.00%
30,651 - 74,200                     25.00%         25.00%       61,301 - 123,700                     25.00%         25.00%
74,201 - 154,800                    28.00%         28.00%       123,701 - 188,450                    28.00%         28.00%
154,801 - 336,550                   33.00%         33.00%       188,451 - 336,550                    33.00%         33.00%
over 336,551                        35.00%         35.00%         over 336,551                       35.00%         35.00%

                      If your federal effective tax rate in 2005 is:

                       10.00%  15.00%    25.00%     28.00%     33.00%     35.00%      25.00%   28.00%    33.00%     35.00%

To match these
tax-free yields:                Your taxable investment would have to earn the following yield:

2.00%               2.22%    2.35%      2.67%       2.78%      2.99%     3.08%      2.67%      2.78%      2.99%       3.08%
3.00%               3.33%    3.53%      4.00%       4.17%      4.48%     4.62%      4.00%      4.17%      4.48%       4.62%
4.00%               4.44%    4.71%      5.33%       5.56%      5.97%     6.15%      5.33%      5.56%      5.97%       6.15%
5.00%               5.56%    5.88%      6.67%       6.94%      7.46%     7.69%      6.67%      6.94%      7.46%       7.69%
6.00%               6.67%    7.06%      8.00%       8.33%      8.96%     9.23%      8.00%      8.33%      8.96%       9.23%
7.00%               7.78%    8.24%      9.33%       9.72%     10.45%    10.77%      9.33%      9.72%     10.45%      10.77%
8.00%               8.89%    9.41%     10.67%      11.11%     11.94%    12.31%     10.67%     11.11%     11.94%      12.31%
9.00%              10.00%   10.59%     12.00%      12.50%     13.43%    13.85%     12.00%     12.50%     13.43%      13.85%

Please note:
1) This chart does not take into consideration any state, local or city tax rates.
2) The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolios have authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolios' assets, up to 0.15 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolios have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolios' shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolios' behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolios when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolios and the financial institution, ordinarily orders will be priced at the Portfolios' net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolios. Further, if purchases or redemptions of the Portfolios' shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolios' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolios at any time for any reason.

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Service Shares of each Portfolio of $1,000 ($50 for automatic investment plans) and $100 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolios' prospectus.


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt

Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each Portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.


Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


Redemption by Check/ACH Debit Disclosure. A Portfolio will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A Portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A Portfolio, the Portfolios' transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Portfolio then in the account and available for redemption. A Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a Portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a Portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a Portfolio, the Portfolios' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio's agreement with you, a Portfolio may be liable for your losses or damages. A Portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio's liability shall not exceed the amount of the transfer in question.

A Portfolio, a Portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Service Shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Service Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features


Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.--Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.--Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of a Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of a Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Service Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("SSB"). This includes Simplified Employee Pension Plan
      (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access


World Wide Web Site. DWS maintains a web site that is www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.


Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE


The net asset value of shares of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.


                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolios and the Trust.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Board Member, 1995-present     Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Board Member, 2002-present     Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Board Member, 2004-present     International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Board Member, 2004-present     firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                             Compensation
                                                  from                           Pension or          Total
                                              Government &    Compensation       Retirement      Compensation
                             Compensation        Agency           from            Benefits      Paid to Trustee
                              from Money      Securities       Tax-Exempt     Accrued as Part     from Fund
Name of Trustee            Market Portfolio    Portfolio        Portfolio     of Fund Expenses   Complex(4)(5)
---------------            ----------------    ---------        ---------     ----------------   -------------
John W. Ballantine              $8,680           $7,030           $5,430            $0             $215,150
Donald L. Dunaway(1)            $8.840           $7,150           $5,510            $0             $224,660
James R. Edgar(2)               $7,350           $5,950           $4,580            $0             $173,790
Paul K. Freeman                 $8,400           $7,090           $5,480            $0             $215,150
Robert B. Hoffman               $7,880           $6,360           $4,930            $0             $187,940
William McClayton)              $7,280           $6,170           $4,750            $0             $181,180
Shirley D. Peterson(6)          $8,030           $6,850           $5,290            $0             $208,580
Robert H. Wadsworth             $7,270           $5,890           $4,520            $0             $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $3,490.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $95,677.

(3) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

                                                       Aggregate Dollar
                                                      Range of Securities
                             Dollar Range of              Owned in All
                           Securities Owned in     Funds in the Fund Complex
Name of Board Member       Cash Account Trust       Overseen by Board Member
--------------------       ------------------       ------------------------

John W. Ballantine                None                 Over $100,000
Donald L. Dunaway*                None                 Over $100,000
James R. Edgar*                   None                 Over $100,000
Paul K. Freeman                   None                 $1-$10,000**
Robert B. Hoffman                 None                 Over $100,000
William McClayton                 None                 $50,001-$100,000***
Shirley D. Peterson               None                 Over $100,000
William N. Shiebler               None                 Over $100,000
Robert H. Wadsworth               None                 Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of a Portfolio.

To the best of the Portfolios' knowledge, as of July 18, 2006,, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.


                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares, DWS Government Cash Institutional Shares, DWS Government Cash Managed Shares and DWS Government & Agency Money Fund. Tax-Exempt Portfolio is divided into nine classes of shares: Capital Assets Funds Shares, Davidson Cash Equivalent Shares, Premier Money Market Shares, Tax-Exempt Cash Institutional Shares, Service Shares, Tax-Exempt Cash Managed Shares, DWS Tax-Exempt Money Fund, Tax-Free Investment Class and DWS Tax-Free Money Fund Class S.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent registered public accounting firm. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights-- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated April 30, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Service shares is 147539-845.

The CUSIP number of CAT Government & Agency Securities Portfolio's Service shares is 147539-837.

The CUSIP number of CAT Tax-Exempt Portfolio's Service shares is 147539-829.

Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year ending April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

          STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                                     PART C
                                OTHER INFORMATION

Item 23           Exhibits
-------           --------
                  (a)      (1)    Amended and Restated Agreement and Declaration of Trust dated March 17, 1990, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration
                                  Statement.

                  (b)      (1)    By-Laws of the Registrant are incorporated by reference to Post-Effective
                                  Amendment No. 5 to the Registration Statement.

                           (2)    Amended By-Laws of the Registrant, dated November 29, 2000, are incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                           (3)    Amendment to By-Laws of Registrant, dated November 19, 2003, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                           (4)    Amendment to By-Laws of Registrant, dated September 24, 2004, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                           (5)    Amendment to By-Laws of Registrant.
                                  (Filed herein.).

                  (c)      (1)    Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01
                                  par value, with respect to Money Market Portfolio Retail, Premier,
                                  Institutional, and Service Shares, is incorporated by reference to
                                  Post-Effective Amendment No. 10 to the Registration Statement.

                           (2)    Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01
                                  par value, with respect to Tax-Exempt Portfolio Scudder Managed and Scudder
                                  Institutional Shares, is incorporated by reference to Post-Effective Amendment
                                  No. 17 to the Registration Statement.

                           (3)    Re-designation of Classes of Shares of Beneficial Interest and Establishment and
                                  Designation of Additional Class of Shares of Beneficial Interest, $0.01 par
                                  value, with respect to the Premier Money Market Shares, Institutional Money
                                  Market Shares and Premium Reserve Money Market Shares within the Money Market
                                  Portfolio, dated November 11, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                           (4)    Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01
                                  par value, with respect to the Premier Money Market Shares and Service Shares
                                  within the Government Securities Portfolio is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                           (5)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to the Premier Money
                                  Market Shares within the Tax-Exempt Portfolio is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                                       3

                           (6)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to Institutional Select
                                  Money Market Shares within the Money Market Portfolio is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                           (7)    Amended and Restated Establishment and Designation of Classes of Shares of
                                  Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Money
                                  Market and Davidson Cash Equivalent Plus Shares - Money Market within the Money
                                  Market Portfolio is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                           (8)    Amended and Restated Establishment and Designation of Classes of Shares of
                                  Beneficial Interest, with respect to Davidson Cash Equivalent Shares -
                                  Government & Agency and Davidson Cash Equivalent Plus Shares - Government &
                                  Agency within the Government & Agency Securities Portfolio is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                           (9)    Amended and Restated Establishment and Designation of Classes of Shares of
                                  Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Tax
                                  Exempt within the Tax-Exempt Portfolio is incorporated by reference to
                                  Post-Effective Amendment No. 30 to the Registration Statement.

                          (10)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to Capital Assets Funds
                                  Shares and Capital Assets Funds Preferred Shares within the Money Market
                                  Portfolio, incorporated by reference to Post-Effective Amendment No. 33 to the
                                  Registrant's Registration Statement.

                          (11)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value with respect to Capital Assets Funds
                                  Shares within the Government & Agency Securities Portfolio, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                          (12)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to Capital Assets Funds
                                  Shares and Service Shares II within Tax-Exempt Portfolio, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                          (13)    Amended and Restated Establishment and Designation of Additional Classes of
                                  Shares of Beneficial Interest,  with respect to DWS Tax-Free Money Fund, DWS
                                  Tax-Exempt Money Fund Class S and Tax-Free Investment Class within the
                                  Tax-Exempt Portfolio.
                                  (Filed herein.).

                          (14)    Amended and Restated Establishment and Designation of Additional Classes of
                                  Shares of Beneficial Interest,  with respect to DWS Government & Agency Money
                                  Fund, DWS Government Cash Institutional Shares and Government Cash Managed
                                  Shares within the Government & Agency Securities Portfolio.
                                  (Filed herein.).

                  (d)      (1)    Investment Management Agreement between the Registrant and Scudder Kemper
                                  Investments, Inc., is incorporated by reference to Post-Effective Amendment No.
                                  8 to the Registration Statement.

                           (2)    Investment Management Agreement between the Registrant and Scudder Kemper
                                  Investments, Inc., dated September 7, 1998, is incorporated by reference to
                                  Post-Effective Amendment No. 16 to the Registration Statement.

                                       4

                           (3)    Investment Management Agreement between the Registrant, on behalf of Money
                                  Market Portfolio, Tax-Exempt Portfolio and Government Securities Portfolio, and
                                  Deutsche Investment Management Americas Inc., dated April 5, 2002 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration
                                  Statement.

                           (4)    First Amendment to Investment Management Agreement, dated March 19, 2003 is incorporated by reference to Post-Effective Amendment No. 26 to the Registration
                                  Statement.

                           (5)    Investment Management Agreement between the Registrant, on behalf of Money
                                  Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt
                                  Portfolio and Deutsche Investment Management Americas Inc. dated _______, 2006.
                                  (To be Filed by Amendment).

                  (e)      (1)    Underwriting and Distribution Services Agreement between the Registrant and
                                  Kemper Distributors, Inc., dated January 15, 1999, is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

                           (2)    Underwriting and Distribution Services Agreement between the Registrant and
                                  Kemper Distributors, Inc., dated October 1, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (3)    Underwriting and Distribution Services Agreement between the Registrant and
                                  Scudder Distributors, Inc., dated April 5, 2002 is incorporated by reference to
                                  Post-Effective Amendment No. 23 to the Registration Statement.

                           (4)    Underwriting and Distribution Services Agreement between the Registrant and DWS
                                  Scudder Distributors, Inc. dated ______, 2006.
                                  (To be Filed by Amendment).

                  (f)             Not applicable

                  (g)      (1)    Custodian Agreement between the Registrant and State Street Bank and Trust
                                  Company ("State Street Bank"), dated April 19, 1999, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement.

                           (2)    Amended Custodian Agreement between the Registrant and State Street Bank and
                                  Trust Company ("State Street Bank"), dated January 5, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (h)      (1)    Agency Agreement between the Registrant and Kemper Service Company, dated
                                  September 6, 1990, is incorporated by reference to Post-Effective Amendment No.
                                  5 to the Registration Statement.

                           (2)    Supplement, dated April 1, 1995, to Agency Agreement between the Registrant and
                                  Kemper Service Company, is incorporated by reference to Post-Effective Amendment
                                  No. 6 to the Registration Statement.

                           (3)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                  Government Securities Portfolio, and Scudder Fund Accounting Corporation, dated
                                  December 31, 1997, is incorporated by reference to Post-Effective Amendment No.
                                  8 to the Registration Statement.

                                       5

                           (4)    Fund Accounting Services Agreement between the Registrant, on behalf of Money
                                  Market Portfolio, and Scudder Fund Accounting Corporation dated December 31,
                                  1997, is incorporated by reference to Post-Effective Amendment No. 8 to the
                                  Registration Statement.

                           (5)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                  Tax-Exempt Portfolio, and Scudder Fund Accounting Corporation, dated December
                                  31, 1997, is incorporated by reference to Post-Effective Amendment No. 8 to the
                                  Registration Statement.

                           (6)    First Amendment to Fund Accounting Services Agreement, dated March 19, 2003 is incorporated by reference to Post-Effective Amendment No. 26 to the Registration
                                  Statement.

                           (7)    Form of Administration, Shareholder Services and Distribution Agreement dated
                                  July 1998 between the Registrant, and Kemper Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement.

                           (8)    Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio -- Retail Shares, and Kemper Distributors, Inc.,
                                  dated January 15, 1999, is incorporated by reference to Post-Effective Amendment
                                  No. 10 to the Registration Statement.

                           (9)    Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio -- Premier Shares, and Kemper Distributors,
                                  Inc., dated January 15, 1999, is incorporated by reference to Post-Effective
                                  Amendment No. 10 to the Registration Statement.

                          (10)    Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio -- Institutional Shares, and Kemper
                                  Distributors, Inc., dated January 15, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 10 to the Registration Statement.

                          (11)    Form of Administration and Shareholder Services Agreement between the
                                  Registrant, on behalf of the Tax-Exempt Portfolio Cash Managed Shares, and
                                  Kemper Distributors, Inc., dated September 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 16 to the Registration Statement.

                          (12)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Money Market Portfolio -- Premier Money Market Shares, and Kemper
                                  Distributors, Inc., dated November 30, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                          (13)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio --Premier Money Market Shares, and
                                  Kemper Distributors, Inc, dated November 30, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                          (14)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio -- Premier Money Market Shares, and Kemper
                                  Distributors, Inc, dated November 30, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                                       6

                          (15)    Shareholder Services Agreement between the Registrant, on behalf of Premium
                                  Reserve Money Market Shares and Institutional Money Market Shares of Money
                                  Market Portfolio and Tax-Exempt Cash Managed Shares of Tax-Exempt Portfolio, and
                                  Scudder Distributors, Inc., dated July 1, 2001, is incorporated by reference to
                                  Post-Effective Amendment No. 22 to the Registration Statement.

                          (16)    Letters of Indemnity to the Scudder Funds dated September 10, 2004; and Letter of
                                  Indemnity to the Independent Directors/Trustees dated September 10, 2004, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                  Statement.

                          (17)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio -- Tax-Free Investment Class and DWS Scudder
                                  Distributors, Inc. dated ______, 2006.
                                  (To be Filed by Amendment).

                          (18)    Shareholder Services Agreement between the Registrant, on behalf of Government &
                                  Agency Portfolio -- Government Cash Managed Shares and DWS Scudder Distributors,
                                  Inc. dated ______, 2006.
                                  (To be Filed by Amendment).

                  (i)             Legal Opinions of Counsel are incorporated by reference to Post-Effective
                                  Amendments Nos. 25 and 34 to the Registration Statements.

                  (j)             Consent of Independent Registered Public Accounting Firm.
                                  (Filed herein).

                  (k)             Not applicable.

                  (l)             Not applicable.

                  (m)      (1)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of Tax-Exempt
                                  Portfolio, and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement.

                           (2)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of Government
                                  Securities Portfolio, and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                  Statement.

                           (3)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of Money
                                  Market Portfolio, and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                  Statement.

                           (4)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Premier Money Market Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (5)    12b-1 Plan between the Registrant, on behalf of the Government Securities
                                  Portfolio -- Premier Money Market Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                  Statement.

                           (6)    12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio --
                                  Premier Money Market Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                                       7

                           (7)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of the Money
                                  Market Portfolio -- Service Shares, dated November 16, 1999 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (8)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of the
                                  Tax-Exempt Portfolio -- Service Shares, dated November 16, 1999 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (9)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Institutional Money Market Shares, dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                          (10)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Premium Reserve Money Market Shares, dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                          (11)    12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio --
                                  Tax-Exempt Cash Managed Shares, dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                          (12)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Davidson Cash Equivalent Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (13)    12b-1 Plan between the Registrant, on behalf of the Government & Agency
                                  Securities Portfolio -- Davidson Cash Equivalent Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the
                                  Registration Statement.

                          (14)    12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio --
                                  Davidson Cash Equivalent Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (15)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Davidson Cash Equivalent Plus Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (16)    12b-1 Plan between the Registrant, on behalf of the Government & Agency
                                  Securities Portfolio -- Davidson Cash Equivalent Plus Shares, dated September 27,
                                  2004 is incorporated by reference to Post-Effective Amendment No. 30 to the
                                  Registration Statement.

                          (17)    12b-1 Plan between the Registrant, on behalf of Money Market Portfolio -- Capital
                                  Assets Funds Shares, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registrant's Registration Statement.

                          (18)    12b-1 Plan between the Registrant, on behalf of Government & Agency Securities
                                  Portfolio -- Capital Assets Funds Shares, dated May 12, 2005, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                          (19)    12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio -- Capital
                                  Assets Funds Shares, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registrant's Registration Statement.

                                       8

                          (20)    12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio -- Service
                                  II Shares, dated May 12, 2005, incorporated by reference to Post-Effective
                                  Amendment No. 33 to the Registrant's Registration Statement.

                          (21)    12b-1 Plan between the Registrant on behalf of Money Market Portfolio -- Capital
                                  Assets Funds Preferred Shares dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registrant's Registration Statement.

                          (22)    12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio -- Tax-Free
                                  Investment Class Shares dated ______, 2006.
                                  (To be Filed by Amendment).

                          (23)    12b-1 Plan between the Registrant, on behalf of Government & Agency Portfolio --
                                  Government Cash Managed Shares dated _______, 2006.
                                  (To be Filed by Amendment).

                  (n)      (1)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Series, dated November 17, 1998, is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

                           (2)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated September 28, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

                           (3)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (4)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Government Securities Portfolio, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (5)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (6)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (7)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated July 1, 2001 is incorporated by reference to
                                  Post-Effective Amendment No. 23 to the Registration Statement.

                           (8)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated December 1, 2002 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                           (9)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Government & Agency Securities Portfolio, dated September 27, 2004 incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                                  Statement.

                          (10)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated September 27, 2004 incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                                       9

                          (11)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated September 27, 2004 incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (12)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registration Statement.

                          (13)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Government & Agency Securities Portfolio, dated May 12, 2005, incorporated by reference to Post-Effective Amendment No. 33 to the Registration
                                  Statement.

                          (14)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registration Statement.

                          (15)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of Tax-Exempt Portfolio, dated _______, 2006.
                                  (To be Filed by Amendment).

                          (16)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of Government & Agency Securities Portfolio, dated _______, 2006.
                                  (To be Filed by Amendment).

                  (p)      (1)    Code of Ethics for Cash Account Trust is incorporated by reference to
                                  Post-Effective Amendment No. 20 to the Registration Statement.

                           (2)    Code of Ethics for Scudder Funds, as of April 5, 2002 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (3)    Code of Ethics for Deutsche Asset Management, dated February 1, 2004 is incorporated by reference to Post-Effective Amendment No. 27 to the Registration
                                  Statement.

                           (4)    Code of Ethics for Deutsche Asset Management, dated June 1, 2004, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                  Statement.

                           (5)    Code of Ethics for Deutsche Asset Management, dated January 1, 2005, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                  Statement.

                           (6)    Consolidated Fund Code of Ethics for Cash Account Trust dated March 14, 2006.
                                  (Filed herein).

Item 24.          Persons Controlled by or under Common Control with Fund
--------          -------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a

                  Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.

                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------
         Michael L. Gallagher           Director and President                    None
         222 South Riverside Plaza
         Chicago, IL 60606

         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      President
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and Vice President               None
         345 Park Avenue
         New York, NY 10154

         Michael Concannon              Chief Financial Officer and Treasurer     None
         345 Park Avenue
         New York, NY 10154

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

                                       13

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Katie Rose                     Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         John Robbins                   Vice President and AML Compliance         AML Compliance Officer
         345 Park Avenue                Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       Assistant Secretary
         222 South Riverside Plaza
         Chicago, IL 60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions or transfer agency functions, at the offices of the custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 or, in the case of records concerning transfer agency functions, at the offices of DST Systems, Inc., 127 West 10th Street, Kansas City, Missouri, and of the shareholder service agent, Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services
--------          -------------------

                  Not applicable.

Item 30.          Undertakings
--------          ------------

                  Not applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on the 24th day of July 2006.

                                        CASH ACCOUNT TRUST

                                        By: /s/Michael G. Clark
                                            ------------------------------
                                            Michael G. Clark
                                            President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                 TITLE                                          DATE
---------                                 -----                                          ----

/s/Michael G. Clark
--------------------------------------
Michael G. Clark                          President                                 July 24, 2006

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                      Chairperson and Trustee                   July 24, 2006

/s/Paul H. Schubert
--------------------------------------
Paul H. Schubert                          Chief Financial Officer                   July 24, 2006
                                          and Treasurer

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                       Trustee                                   July 24, 2006

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                        Trustee                                   July 24, 2006

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                           Trustee                                   July 24, 2006

/s/ Paul K. Freeman
--------------------------------------
Paul K. Freeman*                          Trustee                                   July 24, 2006

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                        Trustee                                   July 24, 2006

/s/ William McClayton
--------------------------------------
William McClayton*                        Trustee                                   July 24, 2006

/s/ Robert H. Wadsworth
--------------------------------------
Robert H. Wadsworth*                      Trustee                                   July 24, 2006


*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney filed in Post-Effective Amendment No. 33 filed May 13, 2005.

                                                      1933 Act File No. 33-32476
                                                      1940 Act File No. 811-5970



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 37

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 38

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                               CASH ACCOUNT TRUST

                               CASH ACCOUNT TRUST

                                  EXHIBIT INDEX

                                     (b)(5)
                                     (c)(13)
                                     (c)(14)
                                       (j)
                                     (p)(6)